As filed with the Securities and Exchange Commission on October 23, 2008

Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING EQUITY TRUST

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-992-0180
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

December 8, 2008

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of ING Global Science and Technology Fund (“Global Science and Technology Fund”), a series of ING Series Fund, Inc., we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Global Science and Technology Fund, which is scheduled for 10:00 a.m., Local time, on January 22, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  At the Special Meeting, shareholders of Global Science and Technology Fund will be asked to vote on:

(1)   A proposed reorganization (the “Reorganization”) of Global Science and Technology Fund with and into ING MidCap Opportunities Fund (“MidCap Opportunities Fund”) (each a “Fund” and collectively, the “Funds”); and

(2)   Subject to shareholder approval of the Reorganization, an investment sub-advisory agreement (the “ING IM Sub-Advisory Agreement”)  appointing ING Investment Management Co. (“ING IM”) to serve as the sub-adviser to Global Science and Technology Fund during a transition period until the Reorganization is consummated.

Each Fund is a member of the mutual fund group called the “ING Funds.” BlackRock Advisors, LLC (“BlackRock”) has sub-advised Global Science and Technology Fund since September 30, 2006.  On September 25, 2008, the Board reviewed and approved the proposed Reorganization.

If the Reorganization is approved by shareholders, you will become a shareholder of MidCap Opportunities Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of Global Science and Technology Fund with an opportunity to participate in a larger fund which also seeks long-term capital appreciation.

To plan for a smooth transition prior to the Reorganization, and upon management’s recommendation, the Board determined to retain ING IM, the current sub-adviser to MidCap Opportunities Fund, to manage Global Science and Technology Fund for a short period until the consummation of the Reorganization.  On September 25, 2008, the Board approved the ING IM Sub-Advisory Agreement, which, subject to shareholder approval, is scheduled to be effective on  January 23, 2009 until the closing of  the Reorganization.  Shareholders are also being asked to approve the ING IM Sub-Advisory Agreement contingent upon their approval of the Reorganization.  If both Proposal I and Proposal II are approved, ING IM would serve as the sub-adviser to Global Science and Technology Fund and would be tasked with implementing a transitioning strategy of the Fund’s investment portfolio in connection with the Reorganization.

AFTER CAREFUL CONSIDERATION, THE BOARD OF GLOBAL SCIENCE AND TECHNOLOGY FUND APPROVED THE REORGANIZATION AND THE ING IM SUB-ADVISORY AGREEMENT AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THESE PROPOSALS.

A Proxy Statement/Prospectus that describes these proposals in detail is enclosed.  We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience. Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than January 21, 2009.

Global Science and Technology Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process.  As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews,
President and Chief Executive Officer

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ING GLOBAL SCIENCE AND TECHNOLOGY FUND

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-992-0180

Notice of Special Meeting of Shareholders

of ING Global Science and Technology Fund

Scheduled for January 22, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Global Science and Technology Fund (“Global Science and Technology Fund”) is scheduled for January 22, 2009, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)               To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between  Global Science and Technology Fund and ING MidCap Opportunities Fund (“MidCap Opportunities Fund”), providing for the reorganization of Global Science and Technology Fund with and into MidCap Opportunities Fund;

(2)               Subject to shareholder approval of the Reorganization Agreement, to approve an investment sub-advisory agreement between ING Investments, LLC, Global Science and Technology Fund’s investment adviser, and ING Investment Management Co. (“ING IM”), pursuant to which ING IM would serve as the sub-adviser to Global Science and Technology Fund during a transition period until the Reorganization is consummated; and

(3)               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on October 24, 2008, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Global Science and Technology Fund, or by voting in person at the Special Meeting.

By Order of the Board of Directors

Theresa K. Kelety Secretary

December 8, 2008

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ING MIDCAP OPPORTUNITIES FUND

PROXY STATEMENT/PROSPECTUS

December 8, 2008

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY OF THE PROPOSALS	3
The Proposed Reorganization	3
The Proposed ING IM Sub-Advisory Agreement	5

PROPOSAL I – APPROVAL OF THE REORGANIZATION AGREEMENT	6
Comparison of Investment Objectives and Principal Investment Strategies	6
Comparison of Investment Techniques and Principal Risks of Investing in the Funds	9
Comparison of Portfolio Characteristics	12
Comparison of Fund Performance	13

COMPARISON OF FEES AND EXPENSES	17
Management Fees	17
Sub-Adviser Fees	17
Administration Fees	17
Distribution and Service Fees	18
Expense Limitation Arrangements	18
Expense Tables	18
Contingent Deferred Sales Charge Waiver	18
Annual Fund Operating Expenses	19
Portfolio Transitioning	23
Key Differences in the Rights of Global Science and Technology Fund’s Shareholders and MidCap Opportunities Fund’s Shareholders	23

INFORMATION ABOUT THE REORGANIZATION	25
The Reorganization Agreement	25
Reasons for the Reorganization	25
Board Considerations	26
Tax Considerations	26
Expenses of the Reorganization	27

ADDITIONAL INFORMATION ABOUT THE FUNDS	28
Form of Organization	28
Adviser	28
Sub-Advisers	28
Distributor	28
Dividends and Other Distributions	29
Capitalization	29

PROPOSAL II – APPROVAL OF THE ING IM SUB-ADVISORY AGREEMENT	31
Global Science and Technology Fund’s Investment Advisory Arrangement	31
The Prior Sub-Advisory Agreement	31
The ING IM Sub-Advisory Agreement	31
Other Information	32
Board Considerations	33

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	35
Solicitation of Proxies	35
Voting Rights	35
Other Matters to Come Before the Special Meeting	36

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PROXY STATEMENT/PROSPECTUS

December 8, 2008

PROXY STATEMENT FOR:

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

(A Series of ING Series Fund, Inc.)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

PROSPECTUS FOR:

ING MIDCAP OPPORTUNITIES FUND

(A Series of ING Equity Trust)

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a special meeting of shareholders (the “Special Meeting”) of ING Global Science and Technology Fund (“Global Science and Technology Fund”) scheduled for January 22, 2009,  at which shareholders of Global Science and Technology Fund will vote on: (1) the proposed reorganization (the “Reorganization”) of Global Science and Technology Fund with and into ING MidCap Opportunities Fund (“MidCap Opportunities Fund,” along with Global Science and Technology Fund, each a “Fund” and collectively, the “Funds”); and (2) subject to shareholder approval of the Reorganization, an investment sub-advisory agreement appointing ING Investment Management Co. (“ING IM”) as the sub-adviser to Global Science and Technology Fund (the “ING IM Sub-Advisory Agreement”) beginning shortly after shareholders approve the Reorganization until the Reorganization is consummated (the “Transition Period”).

On September 25, 2008, the Board of Directors (the “Board”) reviewed and approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) relating to the Reorganization.  Because you, as a shareholder of Global Science and Technology Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of MidCap Opportunities Fund, this Proxy Statement also serves as a Prospectus for MidCap Opportunities Fund.  MidCap Opportunities Fund is a diversified, open-end management investment company, which seeks long-term capital appreciation, as described more fully below.

BlackRock Advisors, LLC (“BlackRock”) has sub-advised Global Science and Technology Fund since September 30, 2006.  On September 25, 2008, to plan for a smooth transition prior to the Reorganization, upon management’s recommendation and contingent upon shareholders’ approval of the Reorganization, the Board determined to terminate the sub-advisory relationship with BlackRock, and retain ING IM, the current sub-adviser to MidCap Opportunities Fund, to manage Global Science and Technology Fund during the Transition Period.  Consequently, you are also being asked to approve the ING IM Sub-Advisory Agreement.  Contingent upon your approval of both the Reorganization and the ING IM Sub-Advisory Agreement, the ING IM Sub-Advisory Agreement is scheduled to be effective on January 23, 2009 and will terminate upon closing of the Reorganization.  If the Reorganization is approved but the ING IM Sub-Advisory Agreement is not approved, BlackRock will continue to serve as the sub-adviser to Global Science and Technology Fund and there can be no assurance that the Global Science and Technology Fund could be effectively transitioned prior to the consummation of the Reorganization.

The approval of the ING IM Sub-Advisory Agreement is contingent upon the approval of the Reorganization.   ING IM will not serve as sub-adviser to Global Science and Technology Fund unless shareholders approve the Reorganization.  If either proposal is not approved, the Board will consider its options with respect to Global Science and Technology Fund in accordance with applicable law.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated December 8, 2008, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, Class B and Class C Prospectus, the Class I Prospectus and the Class O Prospectus for Global Science and Technology Fund, each dated February 29, 2008 and incorporated herein by reference (File No. 033-41694); and the Class A, Class B and Class C Prospectus, the Class I Prospectus and the Class O Prospectus for MidCap Opportunities Fund, each dated September 30, 2008 (File No. 333-56881).  Global Science and Technology Fund’s SAI, dated February 29, 2008 (File No. 033-41694), and the SAI of MidCap Opportunities Fund, dated September 30, 2008 (File No. 333-56881), are also incorporated herein by reference.  Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information.  The annual report, dated October 31, 2007, and the semi-annual report, dated April 30, 2008, for Global Science and Technology Fund (File No. 811-06352), and the annual report, dated May 31, 2008, and the semi-annual report, dated November 30, 2007, for MidCap Opportunities Fund (File No. 811-08817) are incorporated herein by reference.

For a copy of the current prospectus, SAI, annual report and semi-annual report for any of the Funds without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.  You can also visit the ING Funds’ website at www.ingfunds.com for additional information about the Funds, including the annual and semi-annual reports.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Fund, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF THE PROPOSALS

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, a copy of which is attached hereto as Appendix A, and the ING IM Sub-Advisory Agreement, a form of which is attached hereto as Appendix B.  Also, you should consult the Class A, Class B and Class C Prospectus, the Class I Prospectus and the Class O Prospectus, each dated September 30, 2008, for more information about MidCap Opportunities Fund.

The Proposed Reorganization

At a meeting held on September 25, 2008, the Board of Global Science and Technology Fund approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of Global Science and Technology Fund to MidCap Opportunities Fund in exchange for shares of beneficial interest of MidCap Opportunities Fund;

•                  the assumption by MidCap Opportunities Fund of the liabilities of Global Science and Technology Fund known as of the Closing Date;

•                  the distribution of shares of MidCap Opportunities Fund to the shareholders of Global Science and Technology Fund; and

•                  the complete liquidation of Global Science and Technology Fund.

Shares of MidCap Opportunities Fund would be distributed to shareholders of Global Science and Technology Fund so that each shareholder would receive a number of full and fractional shares of MidCap Opportunities Fund equal to the aggregate value of shares of Global Science and Technology Fund held by such shareholder.

As a result of the Reorganization, each owner of Class A, Class B, Class C, Class I and Class O shares of Global Science and Technology Fund would become a shareholder of the corresponding share class of MidCap Opportunities Fund.  The Reorganization is expected to be effective on February 7, 2009, or such other date as the parties may agree (the “Closing Date”).  Each Class A, Class B, Class C, Class I and Class O shareholder of Global Science and Technology Fund will hold, immediately after the Closing Date, shares of the corresponding class of MidCap Opportunities Fund having an aggregate value equal to the aggregate value of the shares of Global Science and Technology Fund held by that shareholder as of the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The Funds have the same investment objective, which is to seek long-term capital appreciation;

•                  While both Funds primarily invest in equity securities of companies, Global Science and Technology Fund normally invests at least 80% of its assets in equity securities of science and technology companies in all market capitalization ranges, and MidCap Opportunities Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies.;

•                  Unlike MidCap Opportunities Fund, which mainly invests in U.S. companies, Global Science and Technology Fund invests in equity securities of U.S. and non-U.S. companies and it may invest more than 25% of its net assets in securities whose issuers are in a single country and may invest up to 25% of its assets in securities of issuers in emerging securities markets and thus is subject to a greater risk exposure that is associated with foreign investments;

•                  Both Funds are advised by ING Investments, LLC (“ING Investments” or the “Adviser”); Global Science and Technology Fund currently is sub-advised by BlackRock, while MidCap Opportunities Fund is sub-advised by ING IM;

•                  MidCap Opportunities Fund is the larger fund (net assets of approximately $253.2 million versus $78.2 million for Global Science and Technology Fund as of June 30, 2008);

•                  MidCap Opportunities Fund, which commenced operations on August 20, 1998, has a longer track record than Global Science and Technology Fund, which commenced operations on March 1, 2000;

•                  The gross and net expense ratios for each class of Global Science and Technology Fund, as a result of the Fund’s Reorganization, will be lowered;

•                  Each Fund is distributed by ING Funds Distributor, LLC (“IFD” or “Distributor”) and the Funds have the same distribution and purchase options, exchange rights and redemption procedures;

•                  If shareholders approve the ING IM Sub-Advisory Agreement, ING IM will implement a transition strategy, under which it may, at its discretion, reposition Global Science and Technology Fund’s investment portfolio as discussed in “Portfolio Transitioning” on page 23.  The sub-adviser to MidCap Opportunities Fund may also sell portfolio securities that it acquires from Global Science and Technology Fund after the Closing Date.  In addition, each Fund may engage in a variety of transition management techniques to facilitate the portfolio transition process. Such sales and purchases would result in increased transaction costs, which are ultimately borne by shareholders, may result in the realization of taxable gains or losses for either or both Funds, and may also result in taxable distributions to their respective shareholders;

•                  All of the portfolio transitioning will take place shortly prior to the Closing Date of the Reorganization, and thus the transaction costs of this transition would be borne by shareholders of Global Science and Technology Fund, and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Global Science and Technology Fund nor its shareholders, nor MidCap Opportunities Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

The gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for Class A, Class B, Class C, Class I and Class O shares, as applicable, of Global Science and Technology Fund as of April 30, 2008, and of MidCap Opportunities Fund as of May 31, 2008, as adjusted for contractual changes, are as follows:

Gross Expenses Before the Reorganization

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology Fund	2.04%	2.79%	2.79%	1.79%	2.04%
MidCap Opportunities Fund(1)	1.61%	2.31%	2.31%	1.12%	1.56	%(2)

Net Expenses Before the Reorganization (After Fee Waiver)(3)

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology Fund	1.75%	2.50%	2.50%	1.50%	1.75%
MidCap Opportunities Fund	1.36%	2.11%	2.11%	0.92%	1.36	%(2)

After the Reorganization: MidCap Opportunities Fund Pro Forma (unaudited)

	Class A	Class B	Class C	Class I	Class O
Gross estimated expenses of MidCap Opportunities Fund	1.61%	2.31%	2.31%	1.12%	1.56%
Net estimated expenses of MidCap Opportunities Fund(3)	1.36%	2.11%	2.11%	0.92%	1.36%

(1)   MidCap Opportunities Fund’s gross expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)   Because Class O shares of MidCap Opportunities Fund had not commenced operations as of May 31, 2008, expenses are based on the actual expenses for Class A shares of the Fund, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to the Fund, has agreed.

(3)   ING Investments has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by ING Investments within three years.  The expense limits will continue through at least October 1, 2009. The expense limitation agreements are contractual and shall renew automatically for one-year terms, unless ING Investments provides written notice of termination of the expense limitation agreement within ninety (90) days of the end of the then current term or upon termination of the investment management agreement.  Subject to shareholder approval of the Reorganization, ING Investments has agreed to extend the expense limitation agreement for MidCap Opportunities Fund until February 7, 2012.  There is no assurance that the expense limitation agreement will remain in effect after this date.

The Proposed ING IM Sub-Advisory Agreement

At a meeting held on September 25, 2008, the Board approved the proposed ING IM Sub-Advisory Agreement between ING Investments and ING IM.  Shareholders of Global Science and Technology Fund must approve both the Reorganization and the proposed  ING IM Sub-Advisory Agreement for the agreement to become effective.

In considering whether to approve the ING IM Sub-Advisory Agreement, you should note that:

•      BlackRock has sub-advised Global Science and Technology Fund since September 30, 2006, as the successor-in-interest to BlackRock, Inc., which in turn served as the Fund’s sub-adviser since January 2, 2004;

•      On September 25, 2008, the Board approved the Reorganization, as described above;

•      At a meeting held on September 25, 2008, the Board approved the ING IM Sub-Advisory Agreement appointing ING IM as the sub-adviser to Global Science and Technology Fund during the Transition Period if the Reorganization is approved by shareholders;

•      Approval of the ING IM Sub-Advisory Agreement will provide for uninterrupted sub-advisory services to Global Science and Technology Fund and enable ING IM to transition the Fund into MidCap Opportunities Fund during the Transition Period, providing the opportunity for MidCap Opportunities Fund to be as fully invested as practicable after the Reorganization is consummated;

•      Shareholders must approve both the Reorganization and the proposed ING IM Sub-Advisory Agreement for the ING IM Sub-Advisory Agreement to become effective;

•      The terms of the ING IM Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement with BlackRock;

•      ING Investments continues to be responsible for monitoring the investment program and performance of ING IM; and

•      If the ING IM Sub-Advisory Agreement is approved, ING IM will be tasked to transition Global Science and Technology Fund’s portfolio securities as discussed in “Portfolio Transitioning” on page 23.

Approval of each of the Reorganization Agreement and the ING IM Sub-Advisory Agreement requires, if a quorum is present, the affirmative vote of the lesser of (a) 67% or more of the voting securities of Global Science and Technology Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of Global Science and Technology Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of Global Science and Technology Fund.  The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given, unless the adjournment is more than 120 days after the record date or, if after the adjournment, a new record date is fixed.

AFTER CAREFUL CONSIDERATION, THE BOARD OF GLOBAL SCIENCE AND TECHNOLOGY FUND APPROVED THE PROPOSED REORGANIZATION AND THE PROPOSED ING IM SUB-ADVISORY AGREEMENT.  THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THESE PROPOSALS.

PROPOSAL I – APPROVAL OF THE REORGANIZATION AGREEMENT

Comparison of Investment Objectives and Principal Investment Strategies

The following summarizes the investment objective, principal investment strategies and management differences, if any, between the Funds:

	Global Science and Technology Fund	MidCap Opportunities Fund
Investment Objective	The Fund seeks long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.	The Fund seeks long-term capital appreciation. The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Principal Investment Strategies

•    The Fund normally invests 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

•    The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The sub-adviser considers science and technology companies to be companies defined as such by the Global Industrial Classification (“GIC”) Standards.

•    The Fund may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country.

•    The Fund may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

•    The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings (“IPOs”), and Rule 144A Securities.

•    The sub-adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns.

•    The sub-adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and

•    The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

•    The Fund normally invests in companies that the Sub-Adviser believes have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index. Capitalization of companies in the Russell Midcap® Growth Index will change with market conditions. The market capitalization of companies in the Russell Midcap® Growth Index as of June 30, 2008, ranged from $755 million to $20.5 billion.

•    In managing the Fund, the sub-adviser uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by identifying the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company’s revenue and earnings growth and validate the sub-adviser’s expectations for earnings estimate revisions, particularly relative to consensus. A determination of reasonable valuation for individual securities is based on the judgment of the sub-adviser.

•    The Fund may also invest in derivative instruments and foreign securities.

•    The Fund may invest in other investment companies to the extent permitted under the 1940 Act, and the rules and regulations

	Global Science and Technology Fund	MidCap Opportunities Fund

      earnings growth, estimate revisions, profitability and relative value.

•    The sub-adviser will invest in a number of different countries, including the United States. Some of the industries that are likely to be represented in the Fund’s portfolio holdings include: Application Software, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services.

•    The Fund generally will sell a stock when, in the sub-adviser’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The sub-adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

•    The Fund may invest excess cash in short-term U.S. government securities and other high-quality money market securities for temporary and defensive purposes. However, when the Fund is engaged in the temporary defensive position, it may not achieve its investment objective.

•    The Fund may invest in derivative instruments including, among other things, foreign currency contracts.

•    The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

      thereunder.

•    The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The most frequent reason to sell a security is likely to be that the sub-adviser believes a company’s bottom line results or prospects have been changed.

•    The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

•    The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective

Investment Adviser	ING Investments	ING Investments

Sub-Adviser	BlackRock	ING IM

Portfolio Manager(s)	Thomas P. Callan, Jean M. Rosenbaum and Erin Xie, Ph.D.	Uri Landesman and Jeff Bianchi

As you can see from the chart above, the Funds have the same investment objective, which is long-term capital appreciation, but there are differences in the investment strategies: Global Science and Technology Fund normally invests at least 80% of its assets in equity securities of science and technology companies in all market capitalization ranges, while MidCap Opportunities Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies.  Additionally, unlike MidCap Opportunities Fund, which mainly invests in U.S. companies, Global Science and Technology Fund invests in equity securities of U.S. and non-U.S. companies.  Specifically, Global Science and Technology Fund may invest more than 25% of its net assets in securities whose issuers are in a single country and may also invest up to 25% of its assets in securities of issuers in emerging securities markets and thus is subject to a greater risk exposure that is associated with foreign investments.   While the sub-adviser to each Fund employs a bottom-up fundamental research process in selection securities for the Fund, they have different approaches in selling their portfolio holdings.  Please refer to the “Comparison of Portfolio Characteristics” table on page 12 for more specific information regarding the portfolio characteristics of the Funds.

Comparison of Investment Techniques and Principal Risks of Investing in the Funds

Because the Funds have the same investment objective, many of the risks of investing in Global Science and Technology Fund are the same as the risks of investing in MidCap Opportunities Fund.  The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the Fund, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares.  The following summarizes and compares the principal investment techniques and risks of investing in the Funds, as disclosed in each Fund’s prospectus.  The fact that a risk is not listed as a principal risk in a Fund’s prospectus does not necessarily mean that shareholders of that Fund are not subject to that risk.  You may lose money on your investment in either Fund.

Derivatives Risk.  Both Funds are subject to derivatives risk.  Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards, and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect.  Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could  adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value.  A risk of using derivatives is that a Fund’s adviser or sub-adviser might imperfectly judge the market’s direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Foreign Investing Risk.  Both Funds are subject to foreign investing risk.  There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities.  Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of assets of a Fund, including the withholding of dividends.

A Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect a Fund’s assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund.

Inability to Sell Securities Risk.  Both Funds are subject to inability to sell securities risk.  Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market Trends Risk.  Both Funds are subject to market trends risk.  Each Fund is subject to market trends risk but the impact of the risk on each Fund could be slightly different.  From time to time, the stock market may not favor the growth-oriented securities in which both Funds invest.  Rather, the market could favor value-oriented securities or may not favor equities at all.  With respect to MidCap Opportunities Fund, the market may not favor the mid-cap securities in which the Fund invests, rather it could favor large or small company securities.

Price Volatility Risk.  Both Funds are subject to price volatility risk.  The value of each Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably.  Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

A Fund may invest in securities of larger companies which sometimes have more stable prices than smaller companies. However, a Fund may also invest in securities of mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Securities Lending Risk.  Both Funds are subject to securities lending risk.  In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Small- and Mid-Capitalization Companies Risk.  Both Funds are subject to small- and mid-capitalization companies risk.  Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Convertible Securities Risk.  Global Science and Technology Fund is subject to convertible securities risk.  The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible  securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities.  The Fund may be required to redeem or convert a convertible and debt security before the holder would otherwise choose.

Emerging Markets Investments Risk.  Global Science and Technology Fund is subject to emerging markets investments risk.  Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Initial Public Offerings Risk.  Global Science and Technology Fund is subject to initial public offerings risk.  IPOs and offerings by companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Stock of some newly-public companies may decline shortly after the IPOs.

Rule 144A Securities Risk.  Global Science and Technology Fund is subject to Rule 144 A securities risk.  Rule 144A securities are securities that are not registered but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets.

Science and Technology Risk.  Global Science and Technology Fund is subject to science and technology risk.  The Fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund’s performance to a greater extent than a fund that invests in many sectors. In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Sector Focus Risk.  Global Science and Technology Fund is subject to sector focus risk.  The Fund focuses its assets in securities in the science and technology sectors.  As a result, the Fund may be subject to greater risks and market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Growth Investing Risk.  MidCap Opportunities Fund is subject to growth investing risk.  Growth-oriented stocks typically are set relatively high valuations as compared to other types of stocks.  If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply.  Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Other Investment Companies Risk.  MidCap Opportunities Fund is subject to other investment companies risk.  Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Trading Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because a Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees). Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally.  Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, a Fund may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. A Fund’s Adviser will waive its fee in an amount equal to the advisory fee received by the Adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund’s investment into the ING Money Market Fund.  Investments in money market funds are subject to credit risk and therefore the risk of loss.

Portfolio Turnover Risk.  MidCap Opportunities Fund is subject to portfolio turnover risk.  A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, which may have an adverse effect on the performance of the Fund, and is likely to generate more taxable short-term gains for shareholders.

Comparison of Portfolio Characteristics

The following table compares certain characteristics of the Global Science and Technology Fund and MidCap Opportunities Fund as of May 31, 2008:

	Global Science &Technology Fund		MidCap Opportunities Fund
Net Assets	$85,305,383		$272,086,242
Number of Holdings	122		82
Portfolio Turnover Rate	54(1)		187(1)
Top 5 Countries (as % of net assets)	United States	75.5%	United States	87.7%
	Japan	2.9%	Bermuda	4.1%
	Taiwan	2.5%	Singapore	1.6%
	Canada	1.9%	Canada	1.5%
	China	1.9%	Netherlands	1.4%
	Semiconductors	16.1%	Software	8.3%
	Computers	15.6%	Oil & Gas	6.6%
Top 5 Industries (as % of net assets)	Telecommunications	14.2%	Healthcare – Products	5.8%
	Software	13.5%	Diversified Financial Services	5.7%
	Internet	8.7%	Oil & Gas Services	5.6%
U.S. Equity Securities (as a % of market value*)	79.1%		90.0%
Foreign Securities (as a % of market value*)	20.9%		10.0%
Securities Lending Collateral (as a % of market value*)	23.0%		26.3%
	Apple, Inc.	4.8%	Invesco Ltd.	2.3%
	International Business Machines Corp.	3.5%	iShares Russell Midcap Growth Index Fund	2.3%
	Qualcomm, Inc.	2.3%	McAfee, Inc.	2.2%
	Microsoft Corp.	2.1%	Covidien Ltd.	2.1%
Top 10 Holdings (as a % of net assets)	Cisco Systems, Inc.	2.0%	Mastercard, Inc.	2.1%
	Lockheed Martin Corp.	2.0%	GameStop Corp.	2.0%
	Intel Corp.	2.0%	Activision, Inc.	1.9%
	Gilead Sciences, Inc.	1.9%	SBA Communications Corp.	1.9%
	Oracle Corp.	1.9%	Roper Industries, Inc.	1.9%
	Corning, Inc.	1.9%	ITT Corp.	1.7%

(1)	For the twelve months ended May 31, 2008.

*	Excluding exchange-traded funds, fixed-income securities, and short-term investments.

Comparison of Fund Performance

Set forth below is the performance information for each Fund. The bar charts and table below provide some indication of the risks of investing in each Fund by showing changes in the performance of each Fund’s Class A shares from year to year and by comparing each Fund’s performance to that of broad-based securities market indices.  The bar charts show the performance of each Fund’s Class A shares for each year since inception.  Class B, Class C, Class I and Class O shares will have different performance due to differing expenses.  Past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

Global Science and Technology Fund

Calendar Year-by-Year Returns (%) (1)(2)(3)

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)

During the period shown in the chart, the Fund’s best quarterly performance was 39.14% for the fourth quarter of 2001, and the Fund’s worst quarterly performance was (34.86)% for the third quarter of 2001.  Global Science and Technology Fund’s Class A shares’ year-to-date total return as of September 30, 2008 was (22.54)%.

(3)	Class A shares commenced operations on March 1, 2000.

Comparison of Fund Performance

MidCap Opportunities Fund

Calendar Year-by-Year Returns (%)(1)(2)(3)

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)

During the period shown in the chart, the Fund’s best quarterly performance was 44.90% for the fourth quarter of 1999, and the Fund’s worst quarterly performance was (30.57)% for the third quarter of 2001. MidCap Opportunities Fund’s Class A shares’ year-to-date total return as of September 30, 2008 was (19.06)%

(3)	Class A shares commenced operations on August 20, 1998.

Average Annual Total Return

(For the periods ended December 31, 2007)(1)(2)

The table set forth below shows the average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with broad-based securities market indices.  The after-tax returns shown for each Fund are for Class A shares only; after-tax returns for other classes will vary.

	1 Year	5 Years or Since Inception	10 Years or Since Inception
Global Science and Technology Fund(1) (2)
Class A – Before Taxes	11.39%	13.76%	(8.52	)%(3)
Class A – After Taxes on Distributions(4)	11.39%	13.76%	(8.52	)%(3)
Class A – After Taxes on Distributions and Sale of Fund Shares(4)	7.41%	12.09%	(6.86	)%(3)
Class B – Before Taxes	12.45%	14.08%	(8.51	)%(3)
Class C – Before Taxes	16.30%	14.27%	(8.58	)%(3)
Class I – Before Taxes	18.46%	15.42%	(7.58	)%(3)
S&P 500® Financials Index (reflects no deduction for fees, expenses, or taxes)(5)	5.49%	12.83%	2.62	%(6)
NYSE Arca Tech 100 Index® (reflects no deduction for fees, expenses or taxes)(7)	7.77%	15.89%	(2.42	)%(6)
Class O – Before Taxes	18.34%	15.17%	1.11	(8)
S&P 500® Financials Index (reflects no deduction for fees, expenses, or taxes)(5)	5.49%	12.83%	4.89	%(9)
NYSE Arca Tech 100 Index® (reflects no deduction for fees, expenses or taxes)(7)	7.77%	15.89%	5.36	%(9)

MidCap Opportunities Fund
Class A – Before Taxes	18.08%	16.33%	10.41	%(10)
Class A – After Taxes on Distributions(4)	15.07%	15.71%	8.82	%(10)
Class A – After Taxes on Distributions and Sale of Fund Shares(4)	14.09%	14.24%	8.33	%(10)
Class B – Before Taxes	19.40%	16.62%	10.35	%(10)
Class C – Before Taxes	23.46%	16.85%	10.31	%(10)
Class I – Before Taxes	25.87%	18.13%	11.54	%(10)
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)(11)	11.43%	17.90%	9.83	%(12)
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)(13)	5.60%	18.21%	12.28	%(12)
Class O – Before Taxes(14)	N/A	N/A	N/A

(1)

Effective March 1, 2002 ING Investments began serving as investment adviser. Formerly, ING IM served as the investment adviser to the Fund. Effective September 29, 2006 BlackRock Advisors, LLC began serving as sub-adviser to the Fund. On September 29, 2006 BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006 BlackRock Advisors, Inc. reorganized into BlackRock Advisors, LLC. Prior to September 30, 2006 BlackRock Advisors, Inc. served as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.

(2)	Effective February 17, 2004 the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

(3)	Class A, Class B, Class C and Class I shares of Global Science and Technology Fund commenced operations on March 1, 2000.

(4)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for other classes of shares will vary from the after-tax returns presented for Class A shares.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)	The index returns for Class A, Class B, Class C and Class I shares of Global Science and Technology Fund are for the period beginning March 1, 2000.

(7)

The NYSE Arca Tech 100 Index® is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different sub-sectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(8)	Class O shares Global Science and Technology Fund commenced operations on August 6, 2001.

(9)	The index returns for Class O shares of Global Science and Technology Fund are for the period beginning August 1, 2001.

(10)	Class A, Class B, Class C and Class I shares of MidCap Opportunities Fund commenced operations on August 20, 1998.

(11)

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(12)	The index returns for Class A, Class B, Class C and Class I shares of MidCap Opportunities Fund are for the period beginning September 1, 1998.

(13)

Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index.

(14)	Class O shares of MidCap Opportunities Fund had not commenced operations as of December 31, 2007.

Additional information about MidCap Opportunities Fund is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Funds.  For further information on the fees and expenses of MidCap Opportunities Fund, see “Appendix C: Additional Information Regarding ING MidCap Opportunities Fund.”

Management Fees

Each Fund pays its investment adviser, ING Investments, a management fee, payable monthly, based on the average daily net assets of the Fund.  The following table shows the aggregate annual management fees paid by each Fund as a percentage of that Fund’s average daily net assets:

Fund	Management Fees

Global Science and Technology Fund

1.050% on the first $500 million of the Fund’s average daily net assets;

1.025% on the next $500 million of the Fund’s average daily net assets; and

1.000% of the Fund’s average daily net assets in excess of $1 billion.

MidCap Opportunities Fund	0.7500%(1)

(1)	Effective January 1, 2008, the management fee was lowered from 1.00% to 0.75%.

If the shareholders approve the Reorganization, MidCap Opportunities Fund will pay the same management fee currently in place.  For more information regarding the management fees for each Fund, please see the SAI of Global Science and Technology Fund, dated February 29, 2008, and the SAI of MidCap Opportunities Fund, dated September 30, 2008.

Sub-Adviser Fees

ING Investments, the adviser to the Funds, pays BlackRock and ING IM, the sub-adviser to Global Science and Technology Fund and MidCap Opportunities Fund, respectively, a sub-advisory fee, payable monthly, based on the average daily net assets of the applicable Fund.  The following table shows the aggregate annual sub-advisory fee paid by ING Investments to each Fund’s sub-adviser, as a percentage of that Fund’s average daily net assets:

Fund	Management Fees

Global Science and Technology Fund(1)

0.50% on the first $200 million of the Fund’s average daily net assets;

0.425%(2) on the next $300 million of the Fund’s average daily net assets; and

0.40% of the Fund’s average daily net assets in excess of $500 million

MidCap Opportunities Fund	0.3375%

(1)

For purposes of calculating fees under this agreement, the assets of Global Science and Technology Fund are aggregated with the assets of ING VP Global Science and Technology Portfolio, a series of ING Variable Portfolios, Inc., a registered investment company that is not a party to Global Science and Technology Fund’s sub-advisory agreement. The aggregated assets are applied to the above schedule and the resulting fee is prorated back to Global Science and Technology Fund and its sub-adviser based on relative net assets.

(2)	Effective April 26, 2008, this sub-advisory fee rate was reduced from 0.45% to 0.425%.

If the shareholders approve the Reorganization, ING Investments will continue to pay ING IM the same sub-advisory fee currently in place for MidCap Opportunities Fund.  For more information regarding the sub-advisory fees for each Fund, please see the SAI of Global Science and Technology Fund, dated February 29, 2008, and the SAI of MidCap Opportunities Fund, dated September 30, 2008.

Administration Fees

Global Science and Technology Fund and MidCap Opportunities Fund each pay ING Funds Services, LLC (“IFS”) an annual administration fee equal to 0.08% and 0.10%, respectively, of each Fund’s average daily net assets.  If shareholders approve the Reorganization, MidCap Opportunities Fund will continue to pay an annual administration fee of 0.10% of the Fund’s average daily net assets.

Distribution and Service Fees

Each Fund pays the distribution (12b-1) and/or service fees for each applicable class of shares as described in the table entitled “Annual Fund Operating Expenses.”

Expense Limitation Arrangements

ING Investments has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by ING Investments within three years. The expense limits will continue through at least October 1, 2009.  The expense limitation agreement is contractual and shall renew automatically for a one-year term, unless ING Investments provides written notice of termination within ninety (90) days of the end of the then current term or upon termination of the investment management agreement.  Pursuant to this expense limitation agreement, the expense limits for Global Science and Technology Fund are 1.75%, 2.50%, 2.50%, 1.50% and 1.75% for Class A, Class B, Class C, Class I and Class O shares, respectively, and the expense limits for MidCap Opportunities Fund are 1.35%, 2.10%, 2.10%, 1.10%, and 1.35% for Class A, Class B, Class C, Class I and Class O shares, respectively.

Subject to shareholder approval of the Reorganization, ING Investments has agreed to extend the expense limitation agreement with respect to MidCap Opportunities Fund until February 7, 2012.  There is no assurance that the expense limitation agreement will remain in effect after this date.

Expense Tables

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds.  The following table shows the fees and expenses for Class A, Class B, Class C, Class I and Class O shares of each Fund.

Transaction Fees on New Investments

(fees paid directly from your investment)

	Class A(1)		Class B		Class C		Class I	Class O
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(2)	None		None		None	None

Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or redemption proceeds)(3)	None	(4)	5.00	%(5)	1.00	%(6)	None	None

(1)	The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.
(2)	Reduced for purchases of $50,000 and over. See “Class A Shares: Initial Sales Charge Alternative” in Appendix C.
(3)	Please see “Contingent Deferred Sales Charge Waiver” below.
(4)

A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See “Class A Shares: Initial Sales Charge Alternative” in Appendix C.

(5)	Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See “Class B Shares: Deferred Sales Charge Alternative” in Appendix C.
(6)	Imposed upon redemptions within 1 year from purchase. See “Class C Shares: Deferred Sales Charge” in Appendix C.

None of the Funds have any redemption fees, exchange fees or sales charges on reinvested dividends.

Contingent Deferred Sales Charge Waiver

From the Record Date, any contingent deferred sales charge that would otherwise be payable due to the redemption of any shares of Global Science and Technology Fund will be waived.  Further, any contingent deferred sales charge that would otherwise be payable due to the redemption of any shares of MidCap Opportunities Fund acquired as a result of the merger and reorganization of Global Science and Technology Fund into MidCap Opportunities Fund will be waived for the period ending 30 days following the Closing Date.

Annual Fund Operating Expenses

The current expenses of each of the Funds and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table.  Expenses of the Funds are based upon the operating expenses incurred for Global Science and Technology’s twelve month period ended May 31, 2008 and for MidCap Opportunities Fund’s fiscal year ended May 31, 2008, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to each Fund, has agreed.  The pro forma fees show estimated fees of MidCap Opportunities Fund after giving effect to the proposed Reorganization as adjusted to reflect contractual changes.  MidCap Opportunities Fund pro forma numbers are estimated in good faith and are hypothetical.

Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)

	Global Science and Technology Fund	MidCap Opportunities Fund		Pro Forma (MidCap Opportunities Fund After Reorganization) (Estimated Pro Forma)

CLASS A
Management Fees	1.05%	0.75%		0.75%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%	0.30	%(2)	0.30	%(2)
Other Expenses(3)	0.74%	0.55%		0.55%
Acquired Fund Fees and Expenses(4)	0.00%	0.01%		0.01%
Total Fund Operating Expenses	2.04%	1.61	%(5)	1.61	%(5)
Waivers, Reimbursement, and Recoupment(6)	(0.29)%	(0.25)%		(0.25)%
Net Fund Operating Expenses	1.75%	1.36%		1.36%

CLASS B
Management Fees	1.05%	0.75%		0.75%
Distribution (12b-1) and Shareholder Servicing Fees	1.00%	1.00%		1.00%
Other Expenses(3)	0.74%	0.55%		0.55%
Acquired Fund Fees and Expenses(4)	0.00%	0.01%		0.01%
Total Fund Operating Expenses	2.79%	2.31	%(5)	2.31	%(5)
Waivers, Reimbursement, and Recoupment(6)	(0.29)%	(0.20)%		(0.20)%
Net Fund Operating Expenses	2.50%	2.11%		2.11%

CLASS C
Management Fees	1.05%	0.75%		0.75%
Distribution (12b-1) and Shareholder Servicing Fees	1.00%	1.00%		1.00%

Other Expenses(3)	0.74%	0.55%		0.55%
Acquired Fund Fees and Expenses(4)	0.00%	0.01%		0.01%
Total Fund Operating Expenses	2.79%	2.31	%(5)	2.31	%(5)
Waivers, Reimbursement, and Recoupment(6)	(0.29)%	(0.20)%		(0.20)%
Net Fund Operating Expenses	2.50%	2.11%		2.11%

CLASS I
Management Fees	1.05%	0.75%		0.75%
Distribution (12b-1) and Shareholder Servicing Fees	N/A	N/A		N/A
Other Expenses(3)	0.74%	0.36%		0.36%
Acquired Fund Fees and Expenses(4)	0.00%	0.01%		0.01%
Total Fund Operating Expenses	1.79%	1.12	%(5)	1.12	%(5)
Waivers, Reimbursement, and Recoupment(6)	(0.29)%	(0.20)%		(0.20)%
Net Fund Operating Expenses	1.50%	0.92%		0.92%

CLASS O(7)
Management Fees	1.05%	0.75%		0.75%
Distribution (12b-1) and Shareholder Servicing Fees	0.25%	0.25%		0.25%
Other Expenses(3)	0.74%	0.55%		0.55%
Acquired Fund Fees and Expenses(4)	0.00%	0.01%		0.01%
Total Fund Operating Expenses	2.04%	1.56	%(5)	1.56	%(5)
Waivers, Reimbursement, and Recoupment(6)	(0.29)%	(0.20)%		(0.20)%
Net Fund Operating Expenses	1.75%	1.36%		1.36%

(1)

The fiscal year end for Global Science and Technology Fund is October 31 and for MidCap Opportunities Fund is May 31. This table shows the estimated expenses for shares of the Funds, as a ratio of expenses to average daily net assets.

(2)	IFD has contractually agreed to waive 0.05% of the distribution fee for Class A shares of MidCap Opportunities Fund. The fee waivers will continue through at least December 31, 2008.

(3)

Global Science and Technology Fund and MidCap Opportunities Fund each pay IFS an annual administration fee equal to 0.08% and 0.10%, respectively, of each Fund’s average daily net assets, which is reflected in “Other Expenses.”

(4)

The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Funds directly. These fees and expenses include each Fund’s pro rata share of the cumulative expenses charged by the Acquired Funds in which the Funds invest. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized net expenses of, the particular Acquired Funds. The impact of these fees is shown in “Net Fund Operating Expenses.”

(5)

MidCap Opportunities Fund’s Total Operating Expenses shown may be higher than the Fund’s ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(6)

ING Investments has entered into a written expense limitation agreement with each Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by ING Investments within three years. The expense limits will continue through at least October 1, 2009. The expense limitation agreements are contractual and shall renew automatically for one-year terms, unless ING Investments provides written notice of termination of the expense limitation agreement within ninety (90) days of the end of the then current term or upon termination of the investment management agreement. Subject to shareholder approval of the Reorganization, ING Investments has agreed to extend the expense limitation agreement for MidCap Opportunities Fund until February 7, 2012. There is no assurance that the expense limitation agreement will remain in effect after this date.

(7)

Because Class O shares of MidCap Opportunities Fund had not commenced operations as of May 31, 2008, expenses are based on the actual expenses for Class A shares of the Fund, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to the Fund, has agreed.

Examples.  The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund.  The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results.  Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

	Global Science and Technology Fund(1)				MidCap Opportunities Fund(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,151	$1,585	$2,786	$706	$1,031	$1,379	$2,356
Class B	$753	$1,138	$1,649	$2,918	$714	$1,002	$1,417	$2,455
Class C	$353	$838	$1,449	$3,098	$314	$702	$1,217	$2,630
Class I	$153	$535	$943	$2,081	$94	$336	$598	$1,345
Class O(2)	$178	$612	$1,072	$2,346	$138	$473	$831	$1,839

	Estimated MidCap Opportunities Fund: Pro Forma: The Funds Combined(3)
	1 Year	3 Years	5 Years	10 Years
Class A	$706	$981	$1,330	$2,313
Class B	$714	$961	$1,378	$2,421
Class C	$314	$661	$1,178	$2,597
Class I	$94	$293	$556	$1,306
Class O	$138	$431	$790	$1,802

You would pay the following expenses if you did not redeem your shares:

	Global Science and Technology Fund(1)				MidCap Opportunities Fund(1)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,151	$1,585	$2,786	$706	$1,031	$1,379	$2,356
Class B	$253	$838	$1,449	$2,918	$214	$702	$1,217	$2,455
Class C	$253	$838	$1,449	$3,098	$214	$702	$1,217	$2,630
Class I	$153	$535	$943	$2,081	$94	$336	$598	$1,345
Class O(2)	$178	$612	$1,072	$2,346	$138	$473	$831	$1,839

	Estimated MidCap Opportunities Fund: Pro Forma: The Funds Combined(3)
	1 Year	3 Years	5 Years	10 Years
Class A	$706	$981	$1,330	$2,313
Class B	$214	$661	$1,178	$2,421
Class C	$214	$661	$1,178	$2,597
Class I	$94	$293	$556	$1,306
Class O	$138	$431	$790	$1,802

(1)   The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.

(2)   Because Class O shares of MidCap Opportunities Fund had not commenced operations as of May 31, 2008, expenses are based on the actual expenses for Class A shares of the Fund, as adjusted for contractual changes, if any, and fee waivers to which ING Investments, the investment adviser to the Fund, has agreed.

(3)   The examples reflect the contractual expense limits for the one-year and three-year periods and the first three years of the five- and ten-year periods.

Portfolio Transitioning

If shareholders approve both proposals and ING IM becomes Global Science and Technology Fund’s sub-adviser during the Transition Period, ING IM is expected to reposition most of Global Science and Technology Fund’s investment portfolio.  The proceeds of such sales may be held in temporary investments or invested in assets that MidCap Opportunities Fund may hold or wish to hold.  After the Closing Date, ING IM, as sub-adviser to MidCap Opportunities Fund may also sell portfolio securities that it acquired from Global Science and Technology Fund, and MidCap Opportunities Fund may not be immediately fully invested in accordance with its strategies.  If transitioned prior to the Reorganization, based on asset levels as of [September 30, 2008], the cost to Global Science and Technology Fund’s shareholders is estimated to be approximately [$    ], or [      ]% of the Fund’s net assets, which includes the estimated costs of brokerage commissions but not the estimated proxy solicitation costs and the costs of market impact or delay.  In this event, these transition costs would be borne solely by Global Science and Technology Fund.  The cost of proxy solicitation is estimated to be $53,500, half of which would be borne by Global Science and Technology Fund.

If the Reorganization is approved by shareholders, but the ING IM Sub-Advisory Agreement is not approved, the adviser or sub-adviser to Global Science and Technology Fund may sell all or a portion of the Fund’s holdings shortly prior to the Closing Date.  The proceeds of such sales may be held in cash or temporary investments or invested in assets that MidCap Opportunities Fund may hold or wish to hold.  After the Closing Date, the sub-adviser to MidCap Opportunities Fund may also sell portfolio securities that it acquired from Global Science and Technology Fund, and MidCap Opportunities Fund may not be immediately fully invested in accordance with its stated investment strategies.

Both Funds may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  During the Transition Period, Global Science and Technology Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  Furthermore, such sales and purchases may be made at a disadvantageous time and would result in increased transactional costs, which are ultimately borne by shareholders, may result in the realization of taxable gains or losses for either or both Funds, and may also result in taxable distributions to their respective shareholders.

Shareholders should review the discussion in “Tax Considerations” below and consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Key Differences in the Rights of Global Science and Technology Fund’s Shareholders and MidCap Opportunities Fund’s Shareholders

Global Science and Technology Fund is organized as a series of ING Series Fund, Inc., a Maryland corporation, which is governed by Articles of Incorporation and Bylaws.  MidCap Opportunities Fund is organized as a separate series of ING Equity Trust, a Massachusetts business trust, which is governed by a Declaration of Trust and Bylaws.  Key differences in shareholders’ rights under Global Science and Technology Fund’s Articles of Incorporation/Bylaws and MidCap Opportunities Fund’s Declaration of Trust/Bylaws are presented below.

Global Science and Technology Fund	MidCap Opportunities Fund

Shareholders have the power to elect and remove Directors. Any or all of the Directors may be removed by the shareholders, who may elect a successor or successors to fill any resulting vacancy or vacancies for the unexpired term. Shareholder approval will be required for the liquidation of a particular series or class of shares if it is required under the 1940 Act or if such liquidation constitutes a transfer of assets (as defined under Maryland General Corporate Law).

The shareholders shall have the power to vote with respect to, among other things, the election and removal of Trustees, termination of the trust or its series, amendment to the Declaration of Trust, and merger, consolidation or sale of assets.

The Corporation reserves the right from time to time to make any amendment to the Articles of Incorporation, except that no action affecting the validity or accessibility of such shares shall be taken without the unanimous approval of the outstanding shares affected thereby.

In addition to shareholders, Trustees also have the power to amend the Declaration of Trust. Trustees may amend the Declaration of Trust if they deem it necessary to conform the Declaration of Trust to applicable federal and state laws, to change the name of the Trust, or to make any other changes which do not materially adversely affect the rights of shareholders. No amendment to the Declaration of Trust that would change shareholder rights, reduce the amount payable thereon upon liquidation, or diminish or eliminate any voting rights pertaining thereto may be made without the vote or consent of the holders of two-thirds of shares outstanding and entitled to vote.

The Board of Directors has the power to amend the Bylaws.	Both shareholders and the Trustees have the power to amend the Bylaws.

Because Global Science and Technology Fund is organized as a series of a Maryland corporation and MidCap Opportunities Fund is organized as a series of a Massachusetts business trust, there are some differences between the rights of shareholders of each Fund under state law.  Under the Maryland Code, shareholders of Global Science and Technology Fund have no personal liability as such for the Fund’s acts or obligations.  Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, MidCap Opportunities Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund.  As such, shareholders of MidCap Opportunities Fund have no personal liability for the Fund’s acts or obligations.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of Global Science and Technology Fund in exchange for shares of beneficial interest of MidCap Opportunities Fund and the assumption by MidCap Opportunities Fund of Global Science and Technology Fund’s known liabilities, as set forth in Global Science and Technology Fund’s Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of MidCap Opportunities Fund to shareholders of Global Science and Technology Fund, as provided for in the Reorganization Agreement.  Global Science and Technology Fund will then be liquidated.

Each Class A, Class B, Class C, Class I and Class O shareholder of Global Science and Technology Fund will hold, immediately after the Closing Date, shares of the corresponding class of MidCap Opportunities Fund having an aggregate value equal to the aggregate value of the shares of Global Science and Technology Fund held by that shareholder as of the Closing Date.  In the interest of economy and convenience, shares of MidCap Opportunities Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

Until the Closing Date, shareholders of Global Science and Technology Fund will continue to be able to redeem their shares.  Redemption requests received after the Closing Date will be treated as requests received by MidCap Opportunities Fund for the redemption of its shares.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Global Science and Technology Fund.  The Reorganization Agreement also requires that each Fund take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization is one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds.  ING Investments also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with greater asset bases.  This is expected to provide greater investment opportunities for each surviving fund and the potential to take larger portfolio positions.

The proposed Reorganization was initially presented for consideration to, and was approved by, the Board of Trustees of MidCap Opportunities Fund at a meeting held on September 11, 2008 and the Board of Directors of Global Science and Technology Fund at a meeting held on September 25, 2008.  The Directors/Trustees of each Fund, including all of the Directors/Trustees who are not “interested persons” (as defined in the 1940 Act) of such Fund, determined that the interests of the shareholders of such Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of such Funds and its shareholders.

The Reorganization will allow shareholders of Global Science and Technology Fund to continue to participate in a professionally managed portfolio that seeks long-term capital appreciation.

Board Considerations

The Board of Global Science and Technology Fund, in recommending the proposed Reorganization, considered a number of factors, including the following:

•      the plans of management to reduce overlap in funds in the ING Funds complex;

•      management’s explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

•      expense ratios and information regarding fees and total expenses of the Funds, including that the shareholders of Global Science and Technology Fund are expected to benefit from a lower gross and net expense ratio per share after the Reorganization and that, if the Reorganization is approved, ING Investments has agreed to limit the expenses of MidCap Opportunities Fund through February 7, 2012;

•      the similarities and differences between the investment objective and strategies of Global Science and Technology Fund and those of MidCap Opportunities Fund;

•      the investment performance of the Funds relative to their benchmarks;

•      that all expenses relating to the shareholder approval (“Reorganization Expenses”) will be borne equally by ING Investments (or an affiliate) and Global Science and Technology Fund;

•      the terms and conditions of the Reorganization Agreement;

•      that if the Reorganization is approved by shareholders, most of the holdings of Global Science and Technology Fund will be sold shortly prior to the Closing Date and certain portfolio securities that MidCap Opportunities Fund acquired from Global Science and Technology Fund may also be sold after the Closing Date, as described more fully in “Portfolio Transitioning” on page 23;

•      the tax consequences of the Reorganization to Global Science and Technology Fund and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and

•      that the interests of existing shareholders of either Fund will not be diluted as a result of the Reorganization.

The Board of Global Science and Technology Fund recommends that shareholders approve the Reorganization with MidCap Opportunities Fund.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither Global Science and Technology Fund nor its shareholders, nor MidCap Opportunities Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Prior to the Closing Date, Global Science and Technology Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax.

As of August 10, 2008, Global Science and Technology Fund had approximately $21.3 million in capital loss carryforwards.  MidCap Opportunities Fund had approximately $68.4 million in capital loss carryforwards.  $7.4 million out of Global Science and Technology Fund’s $21.3 million in capital loss carryforwards will expire as a result of the Fund’s Reorganization.  After the Reorganization, the losses of Global Science and Technology Fund generally may be available to MidCap Opportunities Fund to offset its capital gains, although a portion of the amount of these losses that may offset MidCap Opportunities Fund’s capital gains in any given year may be limited due to this Reorganization.  The ability of MidCap Opportunities Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards and built-in losses currently are available only to pre-Reorganization shareholders of each Fund.  After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of MidCap Opportunities Fund.

Expenses of the Reorganization

The expenses of the Reorganization will be shared equally between ING Investments (or an affiliate) and Global Science and Technology Fund. The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” on page 23 above.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

Global Science and Technology Fund is organized as a separate series of ING Series Fund, an open-end management investment company organized as Maryland corporation.  ING Series Fund, Inc. is governed by a Board of Directors consisting of seven members.

MidCap Opportunities Fund is organized as a separate series of ING Equity Trust, an open-end management investment company organized as a Massachusetts business trust. ING Equity Trust is governed by a Board of Trustees consisting of ten members. For more information on the history of ING Equity Trust and ING Series Fund, Inc., see the respective SAI of the Funds.

Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to both Funds. ING Investments has overall responsibility for the management of each Fund.  ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE: ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.  ING Investments became an investment management firm in April 1995.

As of June 30, 2008, ING Investments managed approximately $48.5 billion in assets.  The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

Sub-Advisers

ING Investments has engaged BlackRock and ING IM as sub-advisers to Global Science and Technology Fund and MidCap Opportunities Fund, respectively, to provide the day-to-day management of each respective Fund.  ING Investments is responsible for monitoring the investment programs and performance of each sub-adviser.  Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the respective Fund’s Board.  In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

For information regarding the basis for the Board’s approval of portfolio management relationships, please refer to MidCap Opportunities Fund’s semi-annual shareholder report, dated November 30, 2007, and Global Science and Technology’s semi-annual report, dated April 30, 2008.  ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of each respective Fund’s assets and the purchase and sale of portfolio securities.

Distributor

IFD, whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for the Funds and is a member of the Financial Industry Regulatory Authority (“FINRA”).

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Dividends and Other Distributions

Each Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions.  Each Fund distributes capital gains, if any, on an annual basis.  Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of the particular Fund, unless the shareholder elects to receive distributions in cash.

If the Reorganization Agreement is approved by shareholders of Global Science and Technology Fund, then as soon as practicable before the Closing Date, Global Science and Technology Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of May 31, 2008, and on a pro forma basis as of May 31, 2008, giving effect to the Reorganization:

	Global Science and Technology Fund	MidCap Opportunities Fund	Adjustments		Pro Forma

CLASS A
Net Assets	$28,512,058	$133,764,801	$(33,490	)(1)	$162,243,369
Net Asset Value Per Share	$5.02	$16.65			$16.65
Shares Outstanding	5,681,884	8,034,041	(3,971,459	)(2)	9,744,466

CLASS B
Net Assets	$5,146,272	$53,958,669	$(6,045	)(1)	$59,098,896
Net Asset Value Per Share	$4.73	$15.36			$15.36
Shares Outstanding	1,088,752	3,512,814	(754,102	)(2)	3,847,464

CLASS C
Net Assets	$2,759,668	$72,011,800	$(3,242	)(1)	$74,768,226
Net Asset Value Per Share	$4.70	$15.27			$15.27
Shares Outstanding	587,547	4,714,462	(407,034	)(2)	4,894,975

CLASS I
Net Assets	$5,405,176	$6,608,417	$(6,349	)(1)	$12,007,244
Net Asset Value Per Share	$5.17	$17.42			$17.42
Shares Outstanding	1,045,941	379,402	(736,020	)(2)	689,323

CLASS O
Net Assets	$43,482,209	N/A	$(51,074	)(1)	$43,431,135
Net Asset Value Per Share	$5.04	N/A			$16.65
Shares Outstanding	8,625,053	N/A	(6,016,576	)(2)	2,608,477

(1)          Reflects adjustment for estimated one time merger expenses.

(2)          Reflects new shares issued, net of retired shares of ING Global Science and Technology Fund.

PROPOSAL II – APPROVAL OF THE ING IM SUB-ADVISORY AGREEMENT

Global Science and Technology Fund’s Investment Advisory Arrangement

ING Investments, an Arizona limited liability company, serves as the investment adviser to Global Science and Technology Fund pursuant to an amended investment advisory agreement dated April 1, 2004, as amended (the “Investment Advisory Agreement”).  The Investment Advisory Agreement was last renewed by a majority of the Independent Directors on December 19, 2007, and was last approved by shareholders of the Fund on February 7, 2002.

The Investment Advisory Agreement provides, among other things that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board, and where required, the shareholders of the Fund, sub-advisers to provide day-to-day advisory services to ING Series Fund, Inc.’s funds.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.  If the proposed ING IM Sub-Advisory Agreement is approved, ING Investments would oversee the investment management services of ING IM.

The Investment Advisory Agreement provides that ING Investments is liable and shall indemnify ING Series Fund, Inc. for any loss incurred by ING Series Fund, Inc. to the extent that such losses resulted from an act or omission on the part of ING Investments or its officers, directors or employees that is found to involve willful misfeasance, bad faith or gross negligence, or reckless disregard by ING Investments of its duties under the Investment Advisory Agreement.  After an initial two-year term, the Investment Advisory Agreement continues in effect with respect to a series from year to year, so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares; provided that, in either event the continuance is also approved by at least a majority of those Directors who are neither parties to the Investment Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the terms of the Investment Advisory Agreement and in return for its services to Global Science and Technology Fund, ING Investments receives compensation, calculated daily and paid monthly, from the Fund as follows: 1.050% on the first $500 million of the Fund’s average daily net assets; 1.025% on the next $500 million of the Fund’s average daily net assets; and 1.000% of the Fund’s average daily net assets in excess of $1 billion.

The Prior Sub-Advisory Agreement

BlackRock has served as Global Science and Technology Fund’s sub-adviser pursuant to a sub-advisory agreement between ING Investments and BlackRock, dated September 30, 2006, as amended.  Pursuant to the sub-advisory agreement, BlackRock receives monthly compensation from ING Investments at the annual rate of a specified percentage of Global Science and Technology Fund’s average daily net assets as follows: 0.50% on the first $200 million of the Fund’s average daily net assets; 0.425% on the next $300 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $500 million.  During Global Science and Technology Fund’s most recently completed fiscal year ended October 31, 2007, BlackRock received an aggregate total of $413,572 from ING Investments for services rendered to Global Science and Technology Fund.

The ING IM Sub-Advisory Agreement

The following summary of the ING IM Sub-Advisory Agreement is qualified in its entirety by reference to the agreement, a form of which is attached as Appendix B.

The terms of the ING IM Sub-Advisory Agreement are substantially similar to those of the prior sub-advisory agreement with BlackRock, except for the effective dates of the agreements, the parties thereto and the absence of sub-advisory fee break-points in the fee schedule of the ING IM Sub-Advisory Agreement.  The ING IM Sub-Advisory Agreement provides that, subject to ING Investments’ and the Board’s supervision, ING IM is responsible for managing the investment operations of Global Science and Technology Fund, making investment decisions and implementing a transition strategy in connection with the Reorganization. In accordance with the requirements of the 1940 Act, ING IM will also maintain, and provide ING Investments with, all books and records relating to the transactions it executes or that are otherwise required under the 1940 Act, and render to the Directors such periodic and special reports as the Board may reasonably request. The ING IM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, ING IM will not be liable for any act or omission in connection with its activities as sub-adviser to Global Science and Technology Fund.

Although the ING IM Sub-Advisory Agreement is intended to terminate upon the liquidation of Global Science and Technology Fund subject to the terms of the Reorganization, the terms of the ING IM Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, as well as by a majority of the Independent Directors by vote cast in person at a meeting called for that purpose. However, the ING IM Sub-Advisory Agreement may be terminated at any time upon 60 days’ written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of Global Science and Technology Fund.  Additionally, the ING IM Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act), or upon the termination of Global Science and Technology Fund’s Investment Advisory Agreement with ING Investments, or at any time by ING IM or ING Investments on 60 days’ written notice to the other.

The ING IM Sub-Advisory Agreement is being proposed so that ING IM can manage Global Science and Technology Fund during the Transition Period and oversee the transition of the Fund into MidCap Opportunities Fund.  Both the Reorganization discussed in Proposal I and the ING IM Sub-Advisory Agreement discussed in this Proposal II need to be approved before ING IM can begin serving as the sub-adviser to Global Science and Technology Fund.  During the Transition Period, ING IM will transition Global Science and Technology Fund’s portfolio securities as discussed in “Portfolio Transitioning” on page 23.  If the Reorganization is approved but the ING IM Sub-Advisory Agreement is not approved, ING IM will not serve as the sub-adviser to Global Science and Technology Fund, and, in accordance with applicable law, the Board would consider various options including the appointment of a new sub-adviser to provide the day-to-day management of the Fund during the Transition Period.

If neither proposal is approved, the Board will consider various options with respect to Global Science and Technology Fund in accordance with applicable law.

Pursuant to the terms of the ING IM Sub-Advisory Agreement, ING IM would receive monthly compensation from ING Investments at the same annual rate as BlackRock currently receives from ING Investments for its sub-advisory services to Global Science and Technology Fund.  Specifically, ING IM will receive monthly compensation from ING Investments at the annual rate of a specified percentage of Global Science and Technology Fund’s average daily net assets as follows: 0.50% on the first $200 million of the Fund’s average daily net assets; 0.425% on the next $300 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $500 million.

Other Information

Appendix D hereto lists the names, addresses and the principal occupations of the principal executive officers and directors of ING IM.  As of December 31, 2007, no Director or Officer of Global Science and Technology Fund was an officer, director, employee or shareholder of ING IM.  No Director or Officer of Global Science and Technology Fund owns securities or has any other material direct or indirect interest in ING IM.

Appendix E hereto sets forth the name of another investment company with an investment objective similar to that adopted for Global Science and Technology Fund, for which ING IM acts as an investment as sub-adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2007.

During the fiscal year ended October 31, 2007, Global Science and Technology Fund did not pay commissions on Fund brokerage transactions to brokers who may be deemed to be affiliated persons of Global Science and Technology Fund, ING Investments, BlackRock, ING IM or affiliated persons of such persons.

IFS serves as administrator for Global Science and Technology Fund pursuant to the administration agreement with ING Series Fund, Inc.  For the fiscal year ended October 31, 2007, the Fund paid IFS an estimated amount of $66,172 for administrative services.  IFD serves as the distributor for Global Science and Technology Fund.  During the fiscal year ended October 31, 2007, the Fund paid IFD an estimated amount of $297,759 for distribution services.  If the proposed ING IM Sub-Advisory Agreement is approved, IFS and IFD will continue to render the same services as they currently render.

Each of IFS and IFD is a wholly-owned subsidiary of ING Groep. Listings of the names, addresses, and the principal occupations of the principal executive officers of ING Investments, the Distributor, IFS and ING Series Fund, Inc. are set out in Appendix D.

Board Considerations

On September 25, 2008, the Board held an in-person meeting at which a majority of the Directors were in attendance, to consider whether to approve a proposal from ING Investments to terminate BlackRock as the sub-adviser to Global Science and Technology Fund and to approve the ING IM Sub-Advisory Agreement.  In determining whether to appoint a new sub-adviser, the Board considered that initiating the transition of the Fund’s investment portfolio prior to the Reorganization would benefit the shareholders of Global Science and Technology Fund by giving them earlier exposure to a portfolio managed by ING IM and allow MidCap Opportunities Fund to be as fully invested as practicable following consummation of the Reorganization.   The Board also thought this would be beneficial to the MidCap Opportunities Fund, and noted that all or a substantial portion of the cost of the transition may be borne by the shareholders of Global Science and Technology Fund.

At the meeting, in determining whether to take these actions, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the ING IM Sub-Advisory Agreement be approved for the Fund.  The material provided to the Board or legal counsel to the Independent Directors in support of the sub-advisory arrangement with ING IM included the following:  (1) a memorandum presenting management’s rationale for proposing a change in sub-adviser to the Fund and its recommendation that ING IM be retained as the sub-adviser to the Fund; (2) information about the proposed new portfolio management team for Global Science and Technology Fund and how the team intends to effect the transitioning of Global Science and Technology Fund’s portfolio securities during the Transition Period; (3) responses from ING IM to questions posed by Goodwin Procter LLP, independent legal counsel, on behalf of the Independent Directors; (4) supporting documents, including a copy of the Agreements with ING IM on behalf of the Fund; and (5) information provided by ING IM in connection with the annual contract review in accordance with Section 15(c) of the 1940 Act for other ING funds under the purview of the Board; and (6) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve the ING IM Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) the view of ING Investments with respect to the reputation of ING IM as an investment manager; (2) the expected limited term of the ING IM Sub-Advisory Agreement; (3) ING IM’ s experiences in performing limiting transition services such as those to be provided during the Transition Period; (4) ING IM’s strength and reputation in the industry; (5) the limited nature and quality of the services to be provided by ING IM under the ING IM Sub-Advisory Agreement; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM; (7) the fairness of the compensation under the ING IM Sub-Advisory Agreement in light of the limited services to be provided by ING IM as the Fund’s sub-adviser; (8) the sub-advisory fee payable by ING Investments to ING IM, which will be identical to that paid to BlackRock; (9) ING IM’s operations and compliance program, including its policies and procedures intended to ensure compliance with the federal securities laws; (10) ING IM’s financial condition; (11) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; (12) ING IM’s Code of Ethics, and related procedures for complying with that Code; (13) the fact that ING Investments and Global Science and Technology Fund will share equally the cost of the proxy solicitation; and (14) the fact that ING IM is the sub-adviser of the acquiring fund, MidCap Opportunities Fund, into which Global Science and Technology Fund is proposed to be merged.

The Board’s consideration of whether to approve the Agreements took into account several factors including, but not limited to, the following:

THE NATURE, EXTENT AND QUALITY OF THE SUB-ADVISORY SERVICE TO BE PROVIDED.  The Board considered the limited scope of the sub-advisory services anticipated to be provided by ING IM to Global Science and Technology Fund and the level of staffing, quality and experience of the ING IM portfolio management team.  The Board concluded that ING IM is capable of providing high quality services to Global Science and Technology Fund, as indicated by the experience, capability and integrity of the ING IM management, the financial resources of ING IM, and the professional qualifications and experience of the ING IM portfolio management team to manage Global Science and Technology Fund.  The Directors also concluded that ING IM proposed to provide services that are appropriate in scope and extent in light of Global Science and Technology Fund’s current operations and during the Transition Period.

THE INVESTMENT PERFORMANCE.  The Board reviewed ING IM’s performance in managing MidCap Opportunities Fund and Global Science and Technology Fund’s performance under the management of BlackRock, each as compared with their respective benchmark indices.  The Board considered that Global Science and Technology Fund will be managed by ING IM in a manner similar to MidCap Opportunities Fund during the Transition Period. The Board concluded, based on the Directors’ assessment of the limited nature, limited extent and quality of investment sub-advisory services expected to be provided by ING IM during the Transition period, that ING IM is capable of managing Global Science and Technology Fund in light of Global Science and Technology Fund’s investment objective, policies and strategies during the Transition Period.

THE COST OF SUB-ADVISORY SERVICES PROVIDED.  The Board concluded that the level of anticipated investment sub-advisory fees payable under the ING IM Sub-Advisory Agreement is appropriate in light of the proposed sub-advisory fee schedule, the expense ratio of Global Science and Technology Fund (which will not be impacted by the implementation of the ING IM Sub-Advisory Agreement), the competitiveness of Global Science and Technology Fund’s expenses when compared to the expense ratios of comparable investment companies (based on information prepared by management) and the anticipated benefits that may accrue to ING IM from its relationship with Global Science and Technology Fund.

ECONOMIES OF SCALE.  The Board noted that the asset-based breakpoints in Global Science and Technology Fund’s advisory fee schedule and the Fund’s management fees would remain unchanged if ING IM was appointed the Fund’s sub-adviser.  In addition, in connection with the Board’s 2007 contract review in accordance with Section 15(c) of the 1940 Act, the Board reviewed and concluded that Global Science and Technology Fund’s management fees appropriately reflect Global Science and Technology Fund’s current size, the current economic environment for ING Investments and ING IM, the competitive nature of the investment company market, and ING Investments’ pricing strategy.

OTHER CONSIDERATIONS.  In approving the ING IM Sub-Advisory Agreement, the Board also considered the view of ING Investments with respect to the reputation of ING IM as an investment manager, its strength and reputation in the industry and the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM. Additionally, the Board considered ING IM’s Code of Ethics, and related procedures for complying with that Code.  The Board noted the fact that expenses of the proxy solicitation will be shared equally between ING Investments (or an affiliate) and Global Science and Technology Fund.

Based on its review and after considering ING Investments’ recommendation, the Board determined that the ING IM Sub-Advisory Agreement would enable shareholders of Global Science and Technology Fund to obtain high quality services during the Transition Period, at a cost that is appropriate, reasonable and in the best interests of the Fund and its shareholders.  The Board then approved the ING IM Sub-Advisory Agreement and directed it be submitted to shareholders for approval.

The Board recommends that shareholders of Global Science and Technology Fund vote “FOR” Proposal II to approve the ING IM Sub-Advisory Agreement.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about December 8, 2008.  Shareholders of Global Science and Technology Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.  Global Science and Technology Fund has retained Computershare Fund Services (the “Solicitor”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies.  The estimated cost of retaining the Solicitor is $53,500.  ING Investments (or an affiliate) and Global Science and Technology Fund will equally share the costs of retaining the Solicitor.  Shareholders of Global Science and Technology Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned.  If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares.  The Solicitor will advise that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus.  The Solicitor will then record the shareholder’s instructions on the Proxy Card.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-209-6471.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Global Science and Technology Fund, a written revocation or duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Global Science and Technology Fund that may be presented at the Special Meeting.

Voting Rights

As a shareholder of Global Science and Technology Fund, you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of Global Science and Technology Fund at the close of business on October 24, 2008 (the “Record Date”) will be entitled to be present and give voting instructions for Global Science and Technology Fund at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, your vote must be received no later than 5:00 p.m. on January 21, 2009.  As of the Record Date, the following shares of beneficial interest of Global Science and Technology Fund were outstanding and entitled to vote:

Class	Shares Outstanding
Class A
Class B
Class C
Class I
Class O
Total

Approval of each of the Reorganization Agreement and the ING IM Sub-Advisory Agreement requires, if a quorum is present, the affirmative vote of the lesser of (a) 67% or more of the voting securities of Global Science and Technology Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of Global Science and Technology Fund are present in person or represented by proxy, or (b) more than 50% of the outstanding voting securities of Global Science and Technology Fund.  The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  A majority of the shareholders present in person or by proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes. In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given, unless the adjournment is more than 120 days after the record date or, if after the adjournment, a new record date is fixed.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter.  For this reason, an abstention or broker non-vote will have the effect of a vote against the proposals.

Global Science and Technology Fund expects that, before the Special Meeting, broker-dealer firms holding shares of Global Science and Technology Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, Global Science and Technology Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners.  If permitted, such broker-dealers may so vote.

[To the knowledge of ING Investments, as of October 24, 2008, the officers and Directors/Trustees beneficially owned, as a group, less than 1% of any class of each Fund.]

Appendix F hereto lists the persons that, as of October 24, 2008, owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Other Matters to Come Before the Special Meeting

ING Series Fund, Inc. does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

ING Series Fund, Inc. is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Global Science and Technology Fund’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Theresa K. Kelety Secretary

December 8, 2008
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 25th day of September, 2008, by and between ING Equity Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Trust”), on behalf of its series, ING MidCap Opportunities Fund (the “Acquiring Fund”), and ING Series Fund, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the “Company”), on behalf of its series, ING Global Science and Technology Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class O voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                     TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.          Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund’s

Statement of Assets and Liabilities as of the Closing Date delivered by the Company, on behalf of the Acquired Fund, to the Trust, on behalf of the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class A, Class B, Class C, Class I and Class O shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be so credited to shareholders of Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding Class A, Class B, Class C, Class I and Class O Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares in connection with such exchange.

1.5.          Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.           VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.2.          The net asset value of a Class A, Class B, Class C, Class I and Class O Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.3.          The number of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I and Class O shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4.          All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.           CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be February 7, 2009, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the

Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2.          The Acquired Fund shall direct the Bank of New York Mellon Corporation, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Acquired Fund shall direct DST Systems, Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I and Class O shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.           REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company, on behalf of the Acquired Fund, represents and warrants to the Trust as follows:

(a)           The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)           All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h)           Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2007, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since October 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)           On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)            For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)          All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)           The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)           The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.          Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

(a)           The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)           The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)           The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)           On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)           Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)           The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at May 31, 2008 have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)            Since May 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)           For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)            All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)          The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)           The Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)           The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)           That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.           COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.          The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Fund covenants that the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares received at the Closing.

5.8.          The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          The Company, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company’s, on behalf of the Acquired Fund’, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          The Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

6.3.          The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Company, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.          The Company shall have delivered to the Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

7.4.          The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.          The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.          The parties shall have received the opinion of Dechert LLP addressed to the Company and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.           BROKERAGE FEES AND EXPENSES

9.1.          The Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           The expenses relating to the proposed Reorganization will be borne equally by (i) the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser) and (ii) the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.         ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.        The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.         TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before May 31, 2009, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.         AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class I and Class O Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.         NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

a.

ING Equity Trust
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.

With a copy to:
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Attn: Jeffrey S. Puretz

b.

ING Series Fund 7337
East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.

With a copy to:
Goodwin Procter LLP
53 State Street
Exchange Place
Boston, MA 02109
Attn: Philip H. Newman.

14.         HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

14.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only the corporate property of the Acquired Fund or the property of the Acquiring Fund, as the case may be, as provided in the Articles of Incorporation of the Company or the Declaration of Trust of the Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING EQUITY TRUST on behalf of its
ING MIDCAP OPPORTUNITIES FUND series

By:	/s/ Michael J. Roland

Name:	Michael J. Roland

Title:	Executive Vice President

ING SERIES FUND, INC. on behalf of its
ING GLOBAL SCIENCE AND TECHNOLOGY FUND series

By:	/s/ Todd Modic

Name:	Todd Modic

Title:	Senior Vice President

APPENDIX B

FORM OF

SUB-ADVISORY AGREEMENT

This AGREEMENT made this [23rd] day of January, 2009 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Co., a Connecticut corporation (the “Sub-Adviser”).

WHEREAS, ING Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Directors/Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Directors/Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the

Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors/Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c) The Sub-Adviser will provide reports to the Fund’s Board of Directors/Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Directors/Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d) With respect to any investments, including, but not limited, to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Directors/Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Directors/Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7. Compliance.

(a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors/Trustees may adopt, including any written compliance procedures.

(b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

10. Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the

Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

11. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

14. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

15. Duration and Termination.

 (a) With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect through December 31, 2009.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) by the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Directors/Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub- Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b) Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Series Fund, Inc.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention: Kimberly A. Anderson

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ  85258

Attention: Huey P. Falgout, Jr.

If to the Sub-Adviser:

ING Investment Management Co.

10 State House Square

Hartford, Connecticut 06103

Attention: Chief Compliance Officer

16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors/Trustees and the Sub-Adviser.

17. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g) This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By: Michael J. Roland
Executive Vice President

ING INVESTMENT MANAGEMENT CO.

By:

FORM OF

SCHEDULE A

WITH RESPECT TO THE

SUB-ADVISORY AGREEMENT

BETWEEN

ING INVESTMENTS, LLC

AND

ING INVESTMENT MANAGEMENT CO.

SERIES	EFFECTIVE DATE	ANNUAL SUB-ADVISORY FEE
ING GLOBAL SCIENCE AND TECHNOLOGY FUND	[JANUARY 23, 2009]	0.50% ON FIRST $200 MILLION OF ASSETS 0.425% ON NEXT 300 MILLION OF ASSETS 0.40% ON ASSETS IN EXCESS OF $500 MILLION

APPENDIX C

ADDITIONAL INFORMATION REGARDING ING MIDCAP OPPORTUNITIES FUND

SHAREHOLDER GUIDE

ING Purchase Options™

This Proxy Statement/Prospectus relates to four separate Classes of shares of ING MidCap Opportunities Fund (“MidCap Opportunities Fund” or the “Fund”):  Class A, Class B, Class C, Class I and Class O, each of which represents an identical interest in MidCap Opportunities Fund’s investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements.

As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of MidCap Opportunities Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Global Science and Technology Fund (“Global Science and Technology Fund”) shares held by you immediately prior to the Reorganization, and the period that you held shares of Global Science and Technology Fund will be included in the holding period of MidCap Opportunities Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights.  Purchases of the shares of MidCap Opportunities Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

The sales charges and fees for Class A, Class B, Class C, Class I and Class O shares of MidCap Opportunities Fund are shown and contrasted in the chart below.  The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions.

	Class A	Class B	Class C	Class I	Class O
Maximum Initial Sales Charge on Purchases	5.75%(1)	None	None	None	None
Contingent Deferred Sales Charge (“CDSC”)	None(2)	5.00%(3)	1.00%(4)	None	None
Annual Distribution (12b-1) and Service Fees (5)	0.25%	1.00%	1.00%	None	0.25%
Maximum Purchase	Unlimited	$100,000	$100,000	Unlimited	Unlimited
Automatic Conversion to Class A	N/A	8 Years(6)	N/A	N/A	N/A

(1)	Reduced for purchases of $50,000 and over.

(2)

For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See “Class A Shares: Initial Sales Charge Alternative” in this Appendix C.

(3)	Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See “Class B Shares: Deferred Sales Charge Alternative” in this Appendix B.

(4)	Imposed upon redemption within 1 year from purchase. See “Class C Shares: Deferred Sales Charge” in this Appendix C.

(5)	Annual asset-based distribution charge.

(6)

Class B shares of MidCap Opportunities Fund issued to shareholders of Global Science and Technology Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Global Science and Technology Fund.

ING Purchase Options Among Class A, Class B and Class C

When choosing between Classes A, B and C, you should carefully consider:

•                  How long you plan to hold the Fund;

•                  The amount of your investment;

•                  The expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

•                  Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.

Class B shares are not intended for purchase in excess of $100,000 or $1,000,000 in the case of Class C shares. Purchase orders from an individual investor for Class B shares in excess of $100,000 and for Class C shares in excess of $1,000,000 will be declined.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares do not exceed the maximum of $100,000 or $1,000,000 in the case of Class C shares. The Fund cannot ensure that it will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount.  When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the appropriate share class for you.

Class I shares are available only to: (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management; and (vii) by other ING Funds in the ING Family of Funds.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled.  As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts.  The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount.  In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated.  The SAI of the Fund discusses specific classes of investors who may be eligible for a reduced sales charge.

Distribution and Shareholder Servicing Fees – Class A, Class B, Class C and Class O

To pay for the cost of promoting the Fund and servicing your shareholder account, Class A, Class B and Class C shares of the Fund have adopted a Rule 12b-1 plan, which requires distribution and shareholder service fees to be paid out of the assets of each class.  To pay for the cost of servicing your shareholder account, Class O shares of the Fund have adopted a Rule 12b-1 plan, which requires shareholder service fees to be paid out of the assets of Class O.  Because these fees are paid on an on-going basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

How ING Compensates Intermediaries for Selling Mutual Funds

ING mutual funds are distributed by ING Funds Distributor, LLC (“Distributor”). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser (“Adviser”) which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the Financial Industry Regulatory Authority (“FINRA”) as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.20% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $20 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the end of the last calendar year are: AG Edwards & Sons; Bear Stearns Securities Corp.; Charles Schwab & Co.; Citigroup Global Markets; Directed Services LLC.; Financial Network Investment; First Clearing, LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisors; ING Life Insurance and Annuity Company; Linsco Private Ledger Financial; Merrill Lynch; MS & Co. (Morgan Stanley); Multi Financial Securities; National Financial Services Corp.; Oppenheimer & Co; Pershing, LLC; Primevest Financial Services Inc.; Prudential Investment Management Services; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services, Inc.; Wachovia Securities; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Sales Charge Calculation – Class A, Class B and Class C

Class A Shares: Initial Sales Charge Alternative(1)(2)

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the Offering Price(3)	As a % of net amount invested
Less than $50,000	5.75%	6.10%
$50,000 – $99,999	4.50%	4.71%
$100,000 – $249,999	3.50%	3.63%
$250,000 – $499,999	2.50%	2.56%
$500,000 – $999,999	2.00%	2.04%
$1,000,000 and over	See below

(1)                  Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(2)                  Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(3)                  The term “offering price” includes the front-end sales charge.

Investment of $1 Million of More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more.  However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

Your Investment	CDSC	Period During Which CDSC Applies
$1,000,000 - $2,499,999	1.00%	2 years
$2,500,000 - $4,999,999	0.50%	1 year
$5,000,000 and over	0.25%	1 year

Class B Shares: Deferred Sales Charge

Class B shares are offered at their NAV per share without any initial sales charge.  However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them.  The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Year of Redemption After Purchase	CDSC
First	5.00%
Second	4.00%
Third	3.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
After Sixth Year	None

Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Global Science and Technology Fund.  Class B shares acquired initially through funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.  For additional information on the CDSC and the conversion of Class B, see the Fund’s SAI.

Class C Shares: Deferred Sales Charge

Class C shares are offered at their NAV per share without any initial sales charge.  However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them.  The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Years After Purchase	CDSC on Shares Being Sold
1st Year	1.00%
After 1st Year	None

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

Sales Charge Reductions and Waivers – Class A, Class B and Class C

Reduced or Waived Front-End Sales Charges.  You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

•  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

•  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

•  Combination Privilege — shares held by investors in the ING Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV.  This may be done by:

•  Reinstatement Privilege – if you sell Class A shares of the Fund (or shares of other ING Funds managed by ING Investments, LLC) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days; or

•  Purchases by Certain Accounts – Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker dealers and other financial intermediaries.

See the Account Application or the Fund’s SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC Waivers.  If you notify DST Systems, the Fund’s transfer agent (“Transfer Agent”) at the time of redemption, the CDSC for each class will be waived in the following cases:

•  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•  For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

Reinstatement Privilege.  If you sell Class A, Class B or Class C shares of the Fund, you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale.  Reinstated Class B and Class C shares will retain their original cost and purchase dates for purposes of the CDSC.  This privilege can be used only once per calendar year.  If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see the Fund’s SAI for more information.

Purchase of Shares – Class A, Class B, Class C and Class I

The minimum initial investment amounts for Class A, Class B and Class C of the Fund are as follows: (i) non-retirement accounts: $1,000; (ii) retirement accounts: $250; (iii) Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month; and (iv) certain omnibus accounts (accounts of investors who purchase fund shares through certain financial intermediaries where the share holdings are held in the name of the financial intermediary): $250.

The minimum initial investment amount for Class I shares of the Fund is $250,000.  Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management; (vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

There are no investment minimums for any subsequent purchases.  Shareholders can make investment using the methods outlined in the table below.

Method	Initial Investment	Additional Investment
By Contacting Your Investment Professional	An investment professional with an authorized firm can help you establish and maintain your account.	Visit or consult an investment professional.

By Mail

Visit or consult an investment professional. Make your check payable to the ING Funds and mail it, along with a completed Account Application. Please indicate your investment professional on the New Account Application.

Fill out the Account Additions form included on the bottom of your account statement along with your check payable to the ING Funds and mail them to the address on the account statement.  Remember to write your account number on the check.

By Wire

Call the ING Operations Department at (800) 922-0180 and select Option 4 to obtain an account number and indicate your investment professional on the account.

Instruct your bank to wire funds to the Fund in the care of:

State Street Bank and Trust Company
ABA# 011000028
Boston, MA
credit to:                        (the Fund)
A/C#75000216; for further credit to Shareholder A/C#
                         (A/C# you received over the telephone) Shareholder Name: (Your Name Here)

After wiring funds you must complete the Account Application and send it to:

ING Funds
P.O. Box 219368
Kansas City, MO
64121-9368

Wire the funds in the same manner described under “Initial Investment.”

More information regarding sales charges and applicable breakpoints may be found on the Fund’s website by going to www.ingfunds.com, clicking on the “Forms & Literature” link, and then using the “Shareholder Guides” link found under the “Prospectus & Reports” section and selecting the appropriate fund link.  Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for that share class.

The Fund and the Distributor reserve the right to reject any purchase order.  Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted.  The Fund and the Distributor reserve the right to waive minimum investment amounts.  Waiver of the minimum investment amount can increase operating expenses of the Fund.  The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs) for Class A, Class B, Class C or $250,000 for Class I.

Purchase of Shares – Class O

ING DIRECT Securities, Inc (“ING DIRECT Securities”) and ShareBuilder Securities Corporation (“ShareBuilder Securities”) are affiliated companies and both are subsidiaries of ING DIRECT (ING Bank, fsb.). It is envisioned that by the end of 2008, ING DIRECT Securities will be merged into ShareBuilder Securities and all customers will be invited to maintain their accounts through ShareBuilder Securities.  As of June 2, 2008, all new accounts have been opened through ShareBuilder Securities.

If you are a new investor, you must open a ShareBuilder Securities brokerage account by applying online at www.sharebuilder.com.  Fees in addition to those discussed in this Prospectus may also apply.

The minimum initial investment amounts for Class O shares of the Fund are as follows: (i) non-retirement accounts: $1,000 and (ii) Retirement Accounts/Education Savings Accounts (“ESAs”): $250.  There are no investment minimums for any subsequent purchase.  If you are unable to invest at least $1,000 in the Fund ($250 for retirement accounts/ESAs) to start, you may open your account for as little as $100 and $100 per month using the Automatic Investment Plan (“AIP”). An AIP will allow you to invest regular amounts at regular intervals until you reach the required initial minimum.

The Fund, ING Funds Distributor, LLC, ShareBuilder Securities or ING DIRECT Securities reserves the right to reject any purchase order.  Please note that cash, travelers checks, third-party checks, cashiers checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund, ING Funds Distributor, LLC or ING DIRECT Securities reserves the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. The Fund, ING Funds Distributor, LLC, ShareBuilder Securities or ING DIRECT Securities reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for retirement accounts/ESAs).

Class O shares are offered to: (i) Customers purchasing shares through ING DIRECT Securities or ShareBuilder Securities and (ii) members of such other groups as may be approved by the Board from time to time.

Shareholders can make investment using the methods outlined in the table below.

	To Open a ShareBuilder Securities Brokerage Account	To Purchase Additional Shares
Online	Complete your application online at www.sharebuilder.com.

ShareBuilder Securities
Log onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Buy” option.

ING DIRECT Securities
Log into your account at www.ingdirect.com and click the “Buy” button.

By Phone		ShareBuilder Securities You may purchase additional shares by calling 1-866-590-7629. Please note that additional fees may apply for phone

	To Open a ShareBuilder Securities Brokerage Account	To Purchase Additional Shares
orders.

ING DIRECT Securities You may purchase additional securities by calling 1-866-BUY FUND (866-289-3863).

By Mail	Available only to ING DIRECT Securities account holders.

Fill out the investment stub from your confirmation statement or send a letter indicating your name, account number(s), the Fund(s) in which you wish to invest and the amount you want to invest in each Fund.

Make your check payable to ING DIRECT Fund and mail to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States payable in U.S. dollars.

By Overnight Courier	Available only to ING DIRECT Securities account holders.	Follow the instructions above for “By Mail” but send your check and investment stub or letter to: ING DIRECT Securities, Inc. 1 South Orange Street Wilmington, DE 19801

By Electronic Funds Transfer	Available only to ING DIRECT Securities account holders.	You may also purchase additional shares by Electronic Funds Transfer by calling 1-866-BUY-FUND (866-289-3863).

By Exchange	Available only to ING DIRECT Securities account holders.	Submit a written request to the address listed above under “By Mail.” Include:

		•	Your name and account number.
		•	The name of the Fund into and out of which you wish to exchange.
		•	The amount to be exchanged and the signatures of all shareholders.

You may also exchange your shares by calling 1-866-BUY-FUND (866-289-3863). Please be prepared to provide:

		•	The Fund’s name.
		•	Your account number(s).
		•	Your Social Security number or taxpayer identification number.
		•	Your address.
		•	The amount to be exchanged.

Additionally, you may log into your account at www.ingdirect.com and click the “Exchange” button.

Class O shares are only offered through ING DIRECT Securities and ShareBuilder Securities.  More information may be found on each firm’s website by going to www.ingdirect.com or www.sharebuilder.com.  Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund must obtain the following information for each person that opens an account:

•  Name;

•  Date of birth (for individuals);

•  Physical residential address (although post office boxes are still permitted for mailing); and

•  Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUND, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

Frequent Trading – Market Timing

The Fund is intended for long-term investment and not as short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in its best interest.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

ING Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds that do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The ING Funds, including the Fund, have adopted fair valuation policies and procedures intended to reduce exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Fund’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of fund shares, which negatively affects long-term shareholders.

The Fund’s Board of Trustees (“Board”) has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. Consistent with this policy, the Fund monitors trading activity. Shareholders of the Fund may make exchanges among their accounts with ING Funds four times each year.  All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for these purposes. Subsequent transactions may not be effected within thirty days of the last transaction. In addition, purchase and sale transactions that are the functional equivalent of exchanges will be included in these limits. On January 1 of each year, the limit restriction will be reset for all shareholders and any trade restrictions that were placed on an account due to a violation of the policy in the prior year will be removed.  The Fund reserves the right to specifically address any trading that might otherwise appear to comply with the restrictions described above if, after consultation with appropriate compliance personnel, it concludes that such trading is nevertheless abusive or adverse to the interest of long-term shareholders. The Fund also reserves the right to modify the frequent trading – market timing policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate transactions. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Retirement Plans

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations.  State Street Bank and Trust Company (“SSB”) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

How to Redeem Shares

Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.  Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

Redemption of Class A, Class B, Class C and Class I Shares

You may redeem shares by using the methods outlined in the table below.

Method	Procedures
By Contacting Your Investment Professional

You may redeem shares by contacting your investment professional. Investment professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail

Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds
P.O. Box 219368

Method	Procedures

Kansas City, MO 64121-9368

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone—Expedited Redemption

You may redeem shares by telephone on all accounts other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Services Representative at (800) 992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan – Class A, Class B, Class C and Class I

You may elect to make periodic withdrawals from your Class A, Class B, Class C and Class I account on a regular basis.  Your Class A, Class B or Class C account must have a current value of at least $10,000 and minimum withdrawal amount is $100.  Your Class I account must have a current value of at least $250,000 and minimum withdrawal amount is $1,000.  You may choose from monthly, quarterly, semi-annual or annual payments.  For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI of the Fund.

Payments – Class A, Class B, Class C and Class I

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order.  The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the Security and Exchange Commission (the “SEC”).  When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears.  This may take up to 15 days or more.  To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price.  In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.  An investor may incur brokerage costs in converting such securities to cash.

Redemption of Class O Shares

The methods of selling shares are different between ShareBuilder Securities and ING DIRECT Securities. To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests for ShareBuilder Securities account holders may be made in any amount online or by telephone. Please visit www.sharebuilder.com for specific instructions on how to sell shares and disburse proceeds. Redemption requests for ING DIRECT Securities account holders may be made in writing, online, or, in amounts up to $100,000, by telephone. A medallion signature guarantee may be required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, it may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Fund may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Online

ShareBuilder Securities

Log into your account at www.sharebuilder.com, navigate to the Trade > Mutual Funds page and select the “Sell” option

ING DIRECT Securities

Log in to your account at www.ingdirect.com and click the “Sell” button.

For IRA accounts, please submit a Redemption Form by fax to 1-866-327-4592 before 2 p.m. EST. The form may also be mailed to the address above. It is available for download at www.ingdirect.com

Redemption by Telephone

ShareBuilder Securities

You may redeem shares by calling 1-866-590-7629. Please note that additional fees may apply for phone orders.

ING DIRECT Securities

Call 1-866-BUY FUND (866-289-3863). Please be prepared to provide your account number, account name and the amount of the redemption, which must be no more than $100,000.

REDEMPTIONS BY MAIL (AVAILABLE TO ING DIRECT SECURITIES ACCOUNT HOLDERS ONLY.)	You may redeem shares you own in the Fund by sending written instructions to: ING DIRECT SECURITIES, INC. P.O. Box 15647 Wilmington, DE 19885-5647 Your instructions should identify:

	•	The Fund’s name
	•	The number of shares or dollar amount to be redeemed
	•	Your name and account number

Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

Net Asset Value

The NAV per share of each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE).  The Fund is open for business every day the NYSE is open.  The NYSE is closed on all weekends and on national holidays and Good Friday.  The Fund’s shares will not be priced on those days.  The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  Securities prices may be obtained from automated pricing services.  Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company.  The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.  Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s NAV is not calculated.  As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

When market quotations are not available or are deemed unreliable, the Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund’s Board.  The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there is no current market value quotation; and

•                  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Board in valuing foreign securities.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser makes such determinations in good faith in accordance with procedures adopted by the Board.  Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.  There can be no assurance that the Fund could obtain fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge.  When you sell shares, you receive the NAV minus any applicable CDSC.  Exchange orders are effected at NAV.

Execution of Requests – Class A, Class B, Class C and Class I

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor.  A purchase order will be deemed to be in proper form when all of the required steps set forth above under “How to Purchase Shares” have been completed.  If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received.

If you purchase by wire, you must submit an application form in a timely fashion.  If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day.  For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account.  You may rely on these confirmations in lieu of certificates as evidence of your ownership.  Certificates representing shares of the Fund will not be issued unless you request them in writing.

Telephone Orders – Class A, Class B, Class C and Class I

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine.  The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine.  These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions.  If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of the Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid, you must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of an ING Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that Fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

In addition to the Fund available in this Proxy Statement/Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this Proxy Statement/Prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior written notice to shareholders.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund,

MidCap Opportunities Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in MidCap Opportunities Fund.

Systematic Exchange Privilege – Class A, Class B and Class C

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING fund, except for ING Corporate Leaders Trust Fund.  This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

Small Accounts – Class A, Class B, Class C and Class I

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days’ prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum.  Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed.  Your account will not be closed if its drop in value is due to Fund performance.

Account Access – Class A, Class B, Class C and Class I

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1.  Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

Online and Telephone Exchange and/or Redemption Privileges For Class O Shares (ING DIRECT Securities Account Holders Only)

You automatically receive online and telephone exchange and redemption privileges when you establish your account. If you do not want these privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Online and telephone redemption requests will be accepted for amounts less than $100,000. Online and telephone redemption requests may not be accepted if you:

•                  Have submitted a change of address within the preceding 15 calendar days.

•                  Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests, purchases, or redemptions online at: www.ingdirect.com.

The Fund reserves the right to amend online and telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Fund believes it is advisable to do so.

Additional Services for Class O Shares

The Fund offers the following additional investor services for Class O shares.  The Fund reserves the right to terminate or amend these services at any time.  For all of the services, certain terms and conditions apply. See the SAI or call ShareBuilder Securities at 866-590-7629 or ING DIRECT Securities at 1-866-BUY-FUND (866-289-3863).

•                  AUTOMATIC INVESTMENT.  You can make automatic investments in any Fund.

•                  TDD SERVICE (ING DIRECT SECURITIES ACCOUNT HOLDERS ONLY).  Telecommunication Device for the Deaf (“TDD”) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

•                  TAX-DEFERRED RETIREMENT PLANS.  The Fund may be used for investment by individual retirement accounts (“IRAs”), including Roth IRAs.

For ShareBuilder Securities Account Holders, purchases made in connection with IRA accounts may be subject to additional fees. Please visit www.sharebuilder.com to access the current pricing schedule.

For ING DIRECT Securities account holders, purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

•                  EDUCATION SAVINGS ACCOUNTS (“ESAS”) (SHAREBUILDER SECURITIES ACCOUNT HOLDERS ONLY).  The Fund may be used for investment in ESAs. Please see the ShareBuilder Securities account documents or www.sharebuilder.com for details on the fees associated with these accounts.

Privacy Policy

The Fund has adopted a policy concerning investor privacy.  To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, or obtain a policy over the internet at www.ingfunds.com.

Householding

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts.  If you are a Class A, Class B, Class C or Class I shareholder and wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional.  For Class O shareholders who wish to receive individual copies of these documents, please call ShareBuilder Securities at 1-800-747-2537 or ING DIRECT Securities at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional.  We will begin sending you individual copies thirty days after receiving your request.

Portfolio Holdings Disclosure Policy

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in its SAI.  The Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.  The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Fund will post the quarter ending June 30 holdings on August 1).  The Fund’s portfolio holdings schedule will, at a minimum, remain available on the Fund’s website until it files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current.  The Fund’s website is located at www.ingfunds.com.

Management of The Fund

Investment Adviser.  ING Investments, LLC (as previously defined, the “Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund.  ING Investments has overall responsibility for the management of the Fund.  ING Investments provides or oversees all investment advisory and portfolio management services for the Fund.

ING Investments is registered with the SEC as an investment adviser.  ING Investments is an indirect, wholly-owned subsidiary of ING Groep.  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.  ING Investments became an investment management firm in April 1995.

As of June 30, 2008, ING Investments managed approximately $48.5 billion in assets.  The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund.  The aggregate annual management fees paid by the Fund for the most recent fiscal year was approximately 0.75% of the Fund’s average daily net assets.  For more information regarding the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to the Fund’s semi-annual shareholder report dated November 30, 2007.

Sub-Adviser.  ING Investments has engaged a sub-adviser to provide the day-to-day management of the Fund. ING Investments acts as a ‘‘manager-of-managers’’ for the Fund. ING Investments delegates to the sub-adviser of the Fund the responsibility for investment management, subject to ING Investments’ oversight.  ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Fund.

From time to time, ING Investments may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Fund’s Board of Trustees.  It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-advisers as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund’s shareholders.  The Fund will notify shareholders of any change in the identity of its sub-adviser or the addition of a sub-adviser to the Fund.  In this event, the name of the Fund and its investment strategies may also change.

Under the terms of a sub-advisory agreement, an agreement can be terminated by either ING Investments or the Fund’s Board.  In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING Investment Management Co. (‘‘ING IM’’ or ‘‘Sub-Adviser’’), a Connecticut corporation, serves as the Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective and policies, subject to oversight by ING Investments and the Fund’s Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  As of June 30, 2008, ING IM managed approximately $67.5 billion in assets.  The principal office of ING IM is 230 Park Avenue, New York, New York 10169.

The following individuals jointly share responsibility for the day-to-day management of the Fund:

Uri Landesman, Portfolio Manager, is Head of Global Growth Equities for ING IM and has co-managed the Fund since August 2008. Mr. Landesman joined ING IM in 2006 from Federated Investors, where he was most recently director of global equity research. During his tenure at Federated Investors (which began in 2003), he managed three international large-cap growth funds as well as two global core funds. Prior to working at Federated Investors, he served as an investment professional with Arlington Capital Management. Mr. Landesman has over 20 years of experience and began his career at Sanford C. Bernstein & Co.

Jeff Bianchi, Portfolio Manager, joined ING IM in 1994 and has co-managed the Fund since July 2005. Before assuming his current responsibilities, he provided quantitative analysis for the firm’s small-capitalization equity strategies. Mr. Bianchi has over 12 years of investment management experience.

Additional Information Regarding Portfolio Managers.  The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Dividends, Distributions and Taxes

The Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Distributions are normally expected to consist primarily of capital gains.  The Fund pays dividends and capital gains, if any, annually.

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another ING Fund that offers the same class of shares.

The following information is meant as a general summary for U.S. shareholders. Please see the Fund’s SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.

Current tax law (which is currently scheduled to apply through 2010) generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. Although these rate reductions do not apply to corporate taxpayers, such taxpayers may be entitled to a corporate dividends received deduction with respect to their share of eligible domestic corporate dividends received by the Fund. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•                  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•                  Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•                  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•                  Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•                  The maximum 15% tax rate for individual taxpayers on long-term capital gains and qualifying dividends is currently scheduled to apply through 2010. In the absence of further Congressional action, for the calendar years after 2010, the maximum rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

•                  Distributions of certain long-term gains from depreciable real estate are taxed at a minimum rate of 25%.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you have held those shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see the Fund’s SAI for further information regarding tax matters.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING MidCap Opportunities Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.  Class O shares of ING MidCap Opportunities Fund commenced operations after May 31, 2008 and therefore there is no financial information for Class O shares.

	Class A
	Year Ended May 31,
	2008		2007	2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$17.88		15.18	13.01		12.06	10.12
Income (loss) from investment operations:
Net investment loss	$(0.11	)*	(0.11)	(0.13	)*	(0.16)	(0.06)
Net realized and unrealized gain on investments	$1.38		2.90	2.30		1.10	2.00
Total from investment operations	$1.27		2.79	2.17		0.94	1.94
Less distributions from:
Net realized gains on investments	$2.50		0.09	—		—	—
Total distributions	$2.50		0.09	—		—	—
Payment by affiliate	$—		—	—		0.01	—
Net asset value, end of year	$16.65		17.88	15.18		13.01	12.06
Total Return(1)%	7.41		18.49	16.68		7.88 †	19.17
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$133,765		117,178	122,820		118,668	133,363
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.75		1.84	1.82		1.71	1.70
Net expenses after expense waiver/recoupment(2)(3)%	1.29	**	1.25	1.39		1.64	1.59
Net investment loss after expense waiver/recoupment(2)(3)%	(0.66	)**	(0.66)	(0.90)		(1.15)	(1.06)
Portfolio turnover rate%	187		167	103		50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% for Class A shares.

	Class B
	Year Ended May 31,
	2008		2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$16.79		14.37		12.41		11.59	9.80
Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.21	)*	(0.23	)*	(0.27)	(0.06)
Net realized and unrealized gain on investments	$1.30		2.72		2.19		1.08	1.85
Total from investment operations	$1.07		2.51		1.96		0.81	1.79
Less distributions from:
Net realized gains on investments	$2.50		0.09		—		—	—
Total distributions	$2.50		0.09		—		—	—
Payment by affiliate	$—		—		—		0.01	—
Net asset value, end of year	$15.36		16.79		14.37		12.41	11.59
Total Return(1)%	6.64		17.58		15.79		7.08 †	18.27
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$53,959		86,240		107,722		139,100	191,288
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	2.45		2.54		2.52		2.41	2.40
Net expenses after expense waiver/recoupment(2)%	2.04	**	2.00		2.15		2.37	2.29
Net investment loss after expense waiver/recoupment(2)%	(1.44	)**	(1.41)		(1.66)		(1.87)	(1.69)
Portfolio turnover rate %	187		167		103		50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.00% for Class B shares.

	Class C
	Year Ended May 31,
	2008		2007		2006		2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$16.71		14.30		12.35		11.53	9.75
Income (loss) from investment operations:
Net investment loss	$(0.23)		(0.20	)*	(0.23	)*	(0.26)	(0.12)
Net realized and unrealized gain on investments	$1.29		2.70		2.18		1.07	1.90
Total from investment operations	$1.06		2.50		1.95		0.81	1.78
Less distributions from:
Net realized gains on investments	$2.50		0.09		—		—	—
Total distributions	$2.50		0.09		—		—	—
Payment by affiliate	$—		—		—		0.01	—
Net asset value, end of year	$15.27		16.71		14.30		12.35	11.53
Total Return(1)%	6.62		17.60		15.79		7.11 †	18.26
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$72,012		80,703		90,156		101,261	131,461
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.45		2.54		2.52		2.41	2.40
Net expenses after expense waiver(2)%	2.04	**	2.00		2.15		2.37	2.29
Net investment loss after expense waiver(2)%	(1.42	)**	(1.41)		(1.66)		(1.88)	(1.80)
Portfolio turnover rate %	187		167		103		50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% for Class C shares.

	Class I
	Year Ended May 31,
	2008		2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$18.51		15.64	13.35	12.33	10.33
Income (loss) from investment operations:
Net investment loss	$(0.03)		(0.03)	(0.07)	(0.09)	(0.09	)*
Net realized and unrealized gain on investments	$1.44		2.99	2.36	1.10	2.09
Total from investment operations	$1.41		2.96	2.29	1.01	2.00
Less distributions from:
Net realized gains on investments	$2.50		0.09	—	—	—
Total distributions	$2.50		0.09	—	—	—
Payment by affiliate	$—		—	—	0.01	—
Net asset value, end of year	$17.42		18.51	15.64	13.35	12.33
Total Return(1)%	7.94		19.03	17.15	8.27 †	19.36
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$6,608		4,253	3,376	3,000	2,614
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.26		1.33	1.34	1.27	1.31
Net expenses after expense waiver(2)%	0.85	**	0.79	0.97	1.22	1.17
Net investment loss after expense waiver(2)%	(0.21	)**	(0.20)	(0.48)	(0.72)	(0.81)
Portfolio turnover rate %	187		167	103	50	115

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.
*	Calculated using average number of shares outstanding throughout the period.
**	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment loss ratio.
†

In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 8.19% for Class I shares.

APPENDIX D

Principal Executive Officers of ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Ernest J. C’Debaca – Senior Vice President and Chief Compliance Officer

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Equity Trust

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Michael J. Roland – Executive Vice President

Todd Modic – Senior Vice President, Chief Financial Officer and Assistant Secretary

Stanley D. Vyner – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Robert Terris – Senior Vice President

Ernest J. C’Debaca – Senior Vice President

Huey P. Falgout, Jr. – Secretary
Robyn L. Ichilov – Vice President and Treasurer

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Mark Spina – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’Debaca – Senior Vice President, Head of Retail Compliance

Mark Blinder – Senior Vice President

Todd Modic – Senior Vice President

Michael D. Perkins – Senior Vice President

John Towle – Senior Vice President

John West – Senior Vice President

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – Vice President, Controller, Chief Financial Officer and Financial and Operations Principal

Huey P. Falgout, Jr. - Secretary

D-1

Principal Executive Officers of ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’Debaca – Senior Vice President and Head of Retail Compliance

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Peter Caldwell – Vice President and Controller

Huey P. Falgout, Jr. – Vice President and Secretary

Principal Executive Officers of ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Name and Title
Robert G. Leary – President and Chief Executive Officer

Rick A. Nelson – Vice Chairman and Chief Investment Officer Third Party Business

Jeffrey T. Becker – Vice Chairman and Chief Financial and Operating Officer

Michael J. Gioffre – Chief Compliance Officer

Mark D. Weber – Executive Vice President and Head of Structured Assets and Innovation

Gerald T. Lins – General Counsel

D-2

APPENDIX E

ADVISORY FEE RATE OF A FUND WITH A SIMILAR INVESTMENT OBJECTIVE
SUB-ADVISED BY ING IM

The following table sets forth the name of another investment company, with investment objective similar to Global Science and Technology Fund, for which ING IM acts as an investment sub-adviser, the annual rate of compensation and the net assets of the investment company. The information below is given as of [December 31, 2007].

FUND	NET ASSETS ($)	ANNUAL COMPENSATION (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (%)

E-1

APPENDIX F

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of October 24, 2008:

ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

ING MIDCAP OPPORTUNITIES FUND

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

(*)         On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on October 24, 2008.

F-1

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FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot,

sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

ING SERIES FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 22, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING Global Science and Technology Fund

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them (“Proxies”), with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on January 22, 2009 at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☐

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.         To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) by and between ING Global Science and Technology Fund and ING MidCap Opportunities Fund, providing for the reorganization of ING Global Science and Technology Fund with and into ING MidCap Opportunities Fund;

For ☐	Against ☐	Abstain ☐

2          Subject to shareholder approval of the Reorganization Agreement, to approve an investment sub-advisory agreement between ING Investments, LLC, ING Global Science and Technology Fund’s investment adviser, and ING Investment Management Co. (“ING IM”), pursuant to which ING IM would serve as the sub-adviser to ING Global Science and Technology Fund during a transition period until the reorganization is consummated;

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PART B

ING EQUITY TRUST

Statement of Additional Information

December 8, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

ING Global Science and Technology Fund (A Series of ING Series Fund, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034	ING MidCap Opportunities Fund (A Series of ING Equity Trust) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Equity Trust (“SAI”) is available to the shareholders of ING Global Science and Technology Fund in connection with a proposed transaction whereby all of the assets and known liabilities of ING Global Science and Technology Fund will be transferred to ING MidCap Opportunities Fund in exchange for shares of ING MidCap Opportunities Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying Pro Forma Financial Statements (iii) the Portfolio Managers’ Report for ING MidCap Opportunities Fund; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.     The SAI for ING MidCap Opportunities Fund, dated September 30, 2008, as filed on September 30, 2008 (File No: 333-56881), and the SAI for ING Global Science and Technology Fund, dated February 29, 2008, as filed on February 22, 2008 (File No: 033-41694).

2.     The Financial Statements of ING MidCap Opportunities Fund are included in the Annual Report, dated May 31, 2008, as filed on August 7, 2008, and the Semi-Annual Report, dated November 31, 2007, as filed on February 7, 2008 (File No: 811-08817), and the Financial Statements of ING Global Science and Technology Fund are included in the Annual Report, dated October 31, 2007, as filed on January 7, 2008, and the Semi-Annual Report, dated April 30, 2008, as filed on July 9, 2008 (File No: 811-06352).

This SAI is not a prospectus.  A Prospectus/Proxy Statement dated December 8, 2008, relating to the Reorganization of ING Global Science and Technology Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-922-0180.  This SAI should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and known liabilities of ING Global Science and Technology Fund will be transferred to ING MidCap Opportunities Fund, in exchange for shares of the ING MidCap Opportunities Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of May 31, 2008.  The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund.  The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund.  The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008 (Unaudited)

	ING Global Science & Technology Fund	ING MidCap Opportunities Fund	Adjustments		Pro forma Combined
ASSETS:
Investments in securities at value +*	$81,458,123	$264,564,400			$346,022,523
Short-term investments in affiliates at amortized cost	—	8,725,000			8,725,000
Short-term investments at amortized cost	18,737,000	69,305,000			88,042,000
Cash	2,026,730	25			2,026,755
Foreign currencies at value **	1,785,364	133,049			1,918,413
Receivables:
Investment securities sold	68,758	2,887,963			2,956,721
Fund shares sold	86,768	314,696			401,464
Dividends and interest	105,937	137,404			243,341
Unrealized appreciation on forward foreign currency contracts	171,192	—			171,192
Prepaid expenses	33,854	29,275			63,129
Reimbursement due from manager	61,823	133,229			195,052
Total assets	104,535,549	346,230,041			450,765,590

LIABILITIES:
Payable for investment securities purchased	71,586	5,172,201			5,243,787
Payable for fund shares redeemed	147,812	415,642			563,454
Payable upon receipt for securities loaned	18,737,000	67,882,000			86,619,000
Unrealized depreciation on forward foreign currency contracts	79,659	—			79,659
Payable to affiliates	101,685	327,422			429,107
Payable for directors fees	2,333	9,298			11,631
Accrued foreign capital gain taxes	2,858	—			2,858
Other accrued expenses and liabilities	87,233	337,236	100,200		524,669
Total liabilities	19,230,166	74,143,799	100,200		93,474,165
NET ASSETS	$85,305,383	$272,086,242	$(100,200)		$357,291,425

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$136,775,631	$317,166,983			$453,942,614
Accumulated net investment loss	(161,027)	(319)	(100,200)		(261,546)
Accumulated net realized loss on investments and foreign currency related transactions	(64,734,283)	(66,369,563)			(131,103,846)
Net unrealized depreciation on investments and foreign currency related transactions	13,425,062	21,289,141			34,714,203
NET ASSETS	$85,305,383	$272,086,242	$(100,200)		$357,291,425

+ Including securities loaned at value	$18,417,522	$66,657,653			$85,075,175
* Cost of investments in securities	$68,201,313	$243,274,910			$311,476,223
** Cost of foreign currencies	$1,707,143	$133,398			$1,840,541

Class A:
Net Assets	$28,512,058	$133,764,801	$(33,490	)(D)	$162,243,369
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.01			$0.01
Shares outstanding	5,681,884	8,034,041	(3,971,459	)(C)	9,744,466
Net asset value and redemption price per share	$5.02	$16.65			$16.65
Maximum offering price per share (5.75%) (A)	$5.33	$17.67			$17.67

Class B:
Net Assets	$5,146,272	$53,958,669	$(6,045	)(D)	$59,098,896
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.01			$0.01
Shares outstanding	1,088,752	3,512,814	(754,102	)(C)	3,847,464
Net asset value and redemption price per share (B)	$4.73	$15.36			$15.36

Class C:
Net Assets	$2,759,668	$72,011,800	$(3,242	)(D)	$74,768,226
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.01			$0.01
Shares outstanding	587,547	4,714,462	(407,034	)(C)	4,894,975
Net asset value and redemption price per share (B)	$4.70	$15.27			$15.27

Class I:
Net Assets	$5,405,176	$6,608,417	$(6,349	)(D)	$12,007,244
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.01			$0.01
Shares outstanding	1,045,941	379,402	(736,020	)(C)	689,323
Net asset value and redemption price per share	$5.17	$17.42			$17.42

Class O:
Net Assets	$43,482,209	n/a	$(51,074	)(D)	$43,431,135
Shares authorized	100,000,000	n/a			unlimited
Par value	$0.001	n/a			$0.01
Shares outstanding	8,625,053	n/a	(6,016,576	)(C)	2,608,477
Net asset value and redemption price per share	$5.04	n/a			$16.65

Class Q:
Net Assets	n/a	$5,742,555			$5,742,555
Shares authorized	n/a	unlimited			unlimited
Par value	n/a	$0.01			$0.01
Shares outstanding	n/a	338,379			338,379
Net asset value and redemption price per share	n/a	$16.97			$16.97

(A)           Maximum offering price is computed at 100/94.25 of net asset value.  On purchases of $50,000 or more, the offering price is reduced.

(B)             Redemption price per share may be reduced for any applicable deferred sales charges.

(C)             Reflects new shares issued, net of retired shares of ING Global Science and Technology Fund.  (Calculation:  Net Assets ÷ NAV per share)

(D)            Reflects adjustment for estimated one time merger expenses (See Note 4 in Notes to Unaudited Pro Forma Adjustments).

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited)

	ING Global Science & Technology Fund for the year ended May 31, 2008	ING MidCap Opportunities Fund for the year ended May 31, 2008	Pro-forma adjustments		Pro forma combined for the year ended May 31, 2008
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$681,042	$1,431,437			$2,112,479
Interest	279,491	38,285			317,776
Securities lending income	58,329	233,812			292,141
Total investment income	1,018,862	1,703,534			2,722,396

EXPENSES:
Investment management fees	924,797	2,489,038	(683,413	)(A)	2,730,422
Distribution and service fees:
Class A	81,173	357,258	16,076	(A)	454,507
Class B	86,764	713,848			800,612
Class C	28,056	754,626			782,682
Class O	97,541	—			97,541
Class Q	—	13,806			13,806
Transfer agent fees
Class A	112,010	230,800	35,946	(B)	378,756
Class B	29,890	136,895	33,302	(B)	200,087
Class C	9,684	145,513	40,466	(B)	195,663
Class I	17,634	493	(12,295	)(B)	5,832
Class O	134,799	—	(37,271	)(B)	97,528
Class Q	—	564	2,749	(B)	3,313
Administrative service fees	70,461	505,844	(212,249	)(B)	364,056
Shareholder reporting expense	109,209	281,669			390,878
Registration fees	64,686	60,333			125,019
Professional fees	42,759	50,303			93,062
Custody and accounting expense	26,376	38,750			65,126
Trustee fees	22,448	12,497			34,945
Interest expense	—	857			857
Miscellaneous expense	7,559	19,299			26,858
Total expenses	1,865,846	5,812,393	(816,688)		6,861,551
Less:
Net waived and reimbursed fees	(252,294)	(1,184,494)	632,924		(803,864)
Brokerage commission recapture	(107)	—			(107)
Net expenses	1,613,445	4,627,899	(183,764)		6,057,580
Net investment income	(594,583)	(2,924,365)	183,764		(3,335,184)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	5,682,211	43,214,015			48,896,226
Foreign currency related transactions	(979,208)	(319)			(979,527)
Net realized gain on investments and foreign currency related transactions	4,703,003	43,213,696%	—		47,916,699
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	(2,763,876)	(21,807,104)			(24,570,980)
Foreign currency related transactions	185,515	(349)			185,166
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(2,578,361)	(21,807,453)			(24,385,814)
Net realized and unrealized gain on investments and foreign currency related transactions	2,124,642	21,406,243			23,530,885
Increase in net assets resulting from operations	$1,530,059	$18,481,878	$183,764		$20,195,701

*Foreign taxes withheld	$43,255	$4,469	$47,724
** Foreign tax on sale of Indian investments	$(1)	$—	$(1)
*** Foreign tax accrued on Indian investments	$2,858	$—	$2,858
(1) Dividends from affiliates	$—	$301,200	$301,200

(A)      Reflects adjustment in expenses due to effects of new contractual rates.

(B)        Reflects reduction due to elimination of duplicative expenses.

See Accompanying Notes to Financial Statements

Portfolios of Investments as of May 31, 2008 (UNAUDITED):

		Pro Forma (Unaudited)					Pro Forma (Unaudited)
ING Global Science & Technology Fund	ING MidCap Opportunities Fund	ING MidCap Opportunities Fund			ING Global Science & Technology Fund	ING MidCap Opportunities Fund	ING MidCap Opportunities Fund
	Shares					Value
COMMON STOCK: 95.1%
				Aerospace/Defense: 2.3%
—	22,650	22,650		L-3 Communications Holdings, Inc.	—	2,432,384	2,432,384
15,300	—	15,300		Lockheed Martin Corp.	1,674,432	—	1,674,432
100,200	—	100,200		Meggitt PLC	483,610	—	483,610
—	102,700	102,700	@, L	Orbital Sciences Corp.	—	2,666,092	2,666,092
17,000	—	17,000	L	Raytheon Co.	1,085,620	—	1,085,620
					3,243,662	5,098,476	8,342,138
				Apparel: 1.2%
—	140,432	140,432	@, @@, L	Gildan Activewear, Inc.	—	4,130,105	4,130,105
					—	4,130,105	4,130,105
				Banks: 0.8%
—	54,180	54,180	@, L	SVB Financial Group	—	2,776,725	2,776,725
					—	2,776,725	2,776,725
				Biotechnology: 1.6%
7,600	—	7,600	@, L	Alexion Pharmaceuticals, Inc.	542,260	—	542,260
23,000	—	23,000	@, L	Applera Corp. - Celera Genomics Group	296,240	—	296,240
—	23,179	23,179	@	Bio-Rad Laboratories, Inc.	—	2,074,057	2,074,057
5,689	—	5,689	@, L	Celgene Corp.	346,233	—	346,233
8,600	—	8,600	@, L	Charles River Laboratories International, Inc.	552,808	—	552,808
6,100	—	6,100	@	Genentech, Inc.	432,307	—	432,307
11,200	—	11,200	@	Genzyme Corp.	766,752	—	766,752
8,800	—	8,800	@, L	Integra LifeSciences Holdings Corp.	369,776	—	369,776
5,100	—	5,100	@, L	Millipore Corp.	370,515	—	370,515
2,500	—	2,500		Vertex Pharmaceuticals, Inc.	71,575	—	71,575
					3,748,466	2,074,057	5,822,523
				Chemicals: 1.8%
—	36,390	36,390		Air Products & Chemicals, Inc.	—	3,708,869	3,708,869
—	61,750	61,750		Ecolab, Inc.	—	2,768,253	2,768,253
					—	6,477,122	6,477,122
				Coal: 0.5%
—	25,890	25,890		Massey Energy Co.	—	1,673,012	1,673,012
					—	1,673,012	1,673,012
				Commercial Services: 4.2%
10,000	—	10,000		Automatic Data Processing, Inc.	430,500	—	430,500
—	136,500	136,500	@	Corrections Corp. of America	—	3,518,970	3,518,970
—	74,370	74,370		Global Payments, Inc.	—	3,511,751	3,511,751
—	18,100	18,100	L	Mastercard, Inc.	—	5,586,565	5,586,565
—	30,960	30,960		Watson Wyatt Worldwide, Inc.	—	1,813,327	1,813,327
					430,500	14,430,613	14,861,113
				Computers: 6.4%
21,700	—	21,700	@	Apple, Inc.	4,095,875	—	4,095,875
—	358,330	358,330	@, L	Brocade Communications Systems, Inc.	—	2,888,140	2,888,140
13,200	—	13,200	@, L	DST Systems, Inc.	836,880	—	836,880
48,300	—	48,300	@	EMC Corp.	842,352	—	842,352
33,500	—	33,500		Hewlett-Packard Co.	1,576,510	—	1,576,510
24,800	—	24,800		High Tech Computer Corp.	660,798	—	660,798
23,100	—	23,100		International Business Machines Corp.	2,989,833	—	2,989,833
524,900	—	524,900		Inventec Co., Ltd.	324,796	—	324,796
—	79,473	79,473	@, @@, L	Logitech International	—	2,617,046	2,617,046
—	164,780	164,780	@, L	NetApp, Inc.	—	4,017,336	4,017,336
8,400	—	8,400	@	Research In Motion Ltd.	1,166,508	—	1,166,508
21,400	—	21,400		Seagate Technology, Inc.	458,388	—	458,388
15,100	—	15,100	@	Synopsys, Inc.	397,885	—	397,885
					13,349,825	9,522,522	22,872,347
				Cosmetics/Personal Care: 0.7%
—	39,270	39,270	@, L	Chattem, Inc.	—	2,442,987	2,442,987
					—	2,442,987	2,442,987
				Distribution/Wholesale: 1.8%
—	79,337	79,337	@, L	Fossil, Inc.	—	2,515,776	2,515,776
17,600	—	17,600	@	Ingram Micro, Inc.	319,088	—	319,088
—	158,034	158,034	@, L	LKQ Corp.	—	3,502,033	3,502,033
					319,088	6,017,809	6,336,897
				Diversified Financial Services: 4.4%
—	26,500	26,500	@, L	Affiliated Managers Group, Inc.	—	2,716,250	2,716,250
—	8,020	8,020	@	IntercontinentalExchange, Inc.	—	1,108,364	1,108,364
—	224,030	224,030		Invesco Ltd.	—	6,234,753	6,234,753
—	64,457	64,457	@, L	Nasdaq Stock Market, Inc.	—	2,257,929	2,257,929
—	143,200	143,200	L	OptionsXpress Holdings, Inc.	—	3,270,688	3,270,688
					—	15,587,984	15,587,984
				Electric: 0.7%
—	62,970	62,970	@, L	NRG Energy, Inc.	—	2,618,922	2,618,922
					—	2,618,922	2,618,922
				Electrical Components & Equipment: 0.1%
2,600	—	2,600		LG Electronics, Inc.	361,230	—	361,230
					361,230	—	361,230
				Electronics: 3.4%
13,400	—	13,400	@	Agilent Technologies, Inc.	501,026	—	501,026
14,000	62,790	76,790	L	Amphenol Corp.	652,820	2,927,898	3,580,718
168,400	—	168,400		Asustek Computer, Inc.	486,091	—	486,091
30,079	—	30,079		AV TECH Corp.	162,276	—	162,276
1	—	1		Cheng Uei Precision Industry Co., Ltd.	2	—	2
—	72,145	72,145	@, L	Dolby Laboratories, Inc.	—	3,463,681	3,463,681
52,000	—	52,000	@	Flextronics International Ltd.	556,920	—	556,920
—	78,473	78,473	@, L	Flir Systems, Inc.	—	3,093,406	3,093,406
9,200	—	9,200		Tyco Electronics Ltd.	369,104	—	369,104
					2,728,239	9,484,985	12,213,224
				Engineering & Construction: 1.9%
—	34,840	34,840	@, @@	Foster Wheeler Ltd.	—	2,653,763	2,653,763
—	66,900	66,900	@	McDermott International, Inc.	—	4,149,807	4,149,807
					—	6,803,570	6,803,570
				Entertainment: 1.2%
—	115,640	115,640		International Game Technology	—	4,123,722	4,123,722
					—	4,123,722	4,123,722
				Environmental Control:
25,200	—	25,200		Kurita Water Industries Ltd.	929,750	—	929,750
—	37,530	37,530		Waste Management, Inc.	—	1,423,513	1,423,513
					929,750	1,423,513	2,353,263
				Food: 1.3%
—	60,220	60,220		WM Wrigley Jr. Co.	—	4,644,769	4,644,769
					—	4,644,769	4,644,769
				Hand/Machine Tools: 0.1%
6,000	—	6,000		Disco Corp.	309,288	—	309,288
					309,288	—	309,288
				Healthcare - Products: 6.4%
3,000	—	3,000	L	Alcon, Inc.	471,000	—	471,000
10,900	—	10,900		Baxter International, Inc.	665,990	—	665,990
2,400	—	2,400		Beckman Coulter, Inc.	166,536	—	166,536
9,300	—	9,300		Becton Dickinson & Co.	785,385	—	785,385
5,400	—	5,400	L	China Medical Technologies, Inc. ADR	212,922	—	212,922
8,900	115,150	124,050	A, @@	Covidien Ltd.	445,801	5,767,864	6,213,665
6,600	—	6,600		CR Bard, Inc.	601,920	—	601,920
14,700	—	14,700	@, L	Cyberonics	260,631	—	260,631
4,300	—	4,300		Johnson & Johnson	286,982	—	286,982
—	84,740	84,740	@, L	Kinetic Concepts, Inc.	—	3,680,258	3,680,258
—	69,218	69,218	@, L	Masimo Corp.	—	2,392,174	2,392,174
26,300	—	26,300		Medtronic, Inc.	1,332,621	—	1,332,621

—	40,982	40,982		Meridian Bioscience, Inc.	—	1,202,002	1,202,002
12,600	—	12,600	@	SenoRx, Inc.	91,350	—	91,350
10,300	65,490	75,790	A, @	St. Jude Medical, Inc.	419,725	2,668,718	3,088,443
8,700	—	8,700	@, L	Varian Medical Systems, Inc.	413,598	—	413,598
8,100	—	8,100	@, L	Zimmer Holdings, Inc.	589,680	—	589,680
					6,744,141	15,711,016	22,455,157
				Household Products/Wares: 0.5%
—	50,680	50,680		Tupperware Corp.	—	1,941,044	1,941,044
					—	1,941,044	1,941,044
				Housewares: 0.7%
—	61,530	61,530	L	Toro Co.	—	2,404,592	2,404,592
					—	2,404,592	2,404,592
				Internet: 4.8%
7,700	—	7,700	L	Akamai Technologies, Inc.	300,685	—	300,685
38,100	—	38,100	@, L	Ariba, Inc.	565,404	—	565,404
1,800	—	1,800	@, L	Baidu.com ADR	621,108	—	621,108
15,200	—	15,200	@	eBay, Inc.	456,152	—	456,152
1,300	—	1,300	@	Google, Inc. - Class A	761,540	—	761,540
24,400	164,910	189,310	A, @	McAfee, Inc.	884,500	5,977,988	6,862,488
5,600	—	5,600	@, L	Priceline.com, Inc.	753,368	—	753,368
14,300	—	14,300	@, L	Sina Corp.	761,761	—	761,761
26,800	—	26,800	@	Symantec Corp.	582,364	—	582,364
24,100	93,630	117,730	@, L	VeriSign, Inc.	964,964	3,748,945	4,713,909
29,600	—	29,600	@	Yahoo!, Inc.	792,096	—	792,096
					7,443,942	9,726,933	17,170,875
				Leisure Time: 0.7%
—	71,420	71,420	@, L	WMS Industries, Inc.	—	2,645,397	2,645,397
					—	2,645,397	2,645,397
				Machinery - Diversified: 1.5%
—	80,644	80,644		Roper Industries, Inc.	—	5,245,086	5,245,086
					—	5,245,086	5,245,086
				Miscellaneous Manufacturing: 4.1%
—	55,501	55,501		Dover Corp.	—	3,001,494	3,001,494
—	70,870	70,870		ITT Corp.	—	4,677,420	4,677,420
37,700	—	37,700		Konica Minolta Holdings, Inc.	703,868	—	703,868
—	26,740	26,740		SPX Corp.	—	3,553,211	3,553,211
—	58,130	58,130	@@	Tyco International Ltd.	—	2,626,895	2,626,895
					703,868	13,859,020	14,562,888
				Oil & Gas: 5.2%
—	65,460	65,460		Chesapeake Energy Corp.	—	3,585,244	3,585,244
—	20,360	20,360		Hess Corp.	—	2,500,412	2,500,412
—	28,870	28,870		Murphy Oil Corp.	—	2,674,806	2,674,806
—	115,320	115,320	L	Patterson-UTI Energy, Inc.	—	3,630,274	3,630,274
—	34,760	34,760	L	W&T Offshore, Inc.	—	1,938,218	1,938,218
—	58,625	58,625		XTO Energy, Inc.	—	3,729,723	3,729,723
					—	18,058,677	18,058,677
				Oil & Gas Services: 4.3%
—	75,700	75,700		BJ Services Co.	—	2,286,140	2,286,140
—	47,469	47,469	@, L	Exterran Holdings, Inc.	—	3,489,921	3,489,921
—	139,160	139,160	@	Global Industries Ltd.	—	2,400,510	2,400,510
—	43,800	43,800	@	National Oilwell Varco, Inc.	—	3,649,416	3,649,416
—	77,000	77,000	@, L	Weatherford International Ltd.	—	3,513,510	3,513,510
					—	15,339,497	15,339,497
				Packaging & Containers: 0.8%
—	49,600	49,600		Silgan Holdings, Inc.	—	2,838,608	2,838,608
					—	2,838,608	2,838,608
				Pharmaceuticals: 3.7%
18,400	—	18,400		Bristol-Myers Squibb Co.	419,336	—	419,336
29,300	—	29,300	@	Gilead Sciences, Inc.	1,620,876	—	1,620,876
—	72,800	72,800	@	Hospira, Inc.	—	3,053,232	3,053,232
—	118,030	118,030	L	Perrigo Co.	—	4,321,078	4,321,078
2,600	—	2,600		Roche Holding AG	448,500	—	448,500
1,600	—	1,600		Roche Holding Ltd. ADR	137,602	—	137,602
13,600	—	13,600		Teva Pharmaceutical Industries Ltd. ADR	621,928	—	621,928
—	28,610	28,610	@, L	United Therapeutics Corp.	—	2,732,541	2,732,541
					3,248,242	10,106,851	13,355,093
				Retail: 3.6%
—	4,830	4,830		Advance Auto Parts, Inc.	—	194,805	194,805
11,500	—	11,500		CVS Caremark Corp.	492,085	—	492,085
—	107,415	107,415	@	GameStop Corp.	—	5,327,784	5,327,784
—	71,670	71,670		Ross Stores, Inc.	—	2,624,555	2,624,555
—	130,050	130,050		TJX Cos., Inc.	—	4,169,403	4,169,403
					492,085	12,316,547	12,808,632
				Savings & Loans: 0.9%
—	185,410	185,410		People’s United Financial, Inc.	—	3,064,827	3,064,827
					—	3,064,827	3,064,827
				Semiconductors: 8.1%
26,400	—	26,400		Altera Corp.	610,896	—	610,896
25,000	—	25,000		Analog Devices, Inc.	877,750	—	877,750
41,950	—	41,950		Applied Materials, Inc.	831,030	—	831,030
76,500	—	76,500		ASM Pacific Technology	606,213	—	606,213
—	130,780	130,780	@@, L	ASML Holding NV	—	3,918,169	3,918,169
26,500	—	26,500	@	Broadcom Corp.	760,285	—	760,285
10,600	—	10,600	@, L	Cavium Networks, Inc.	276,236	—	276,236
26,300	—	26,300	@	Infineon Technologies AG ADR	238,015	—	238,015
72,100	—	72,100		Intel Corp.	1,671,278	—	1,671,278
14,300	—	14,300	L	KLA-Tencor Corp.	659,516	—	659,516
43,300	—	43,300	@, L	Kulicke & Soffa Industries, Inc.	306,564	—	306,564
9,500	—	9,500	@, L	Lam Research Corp.	386,650	—	386,650
19,600	—	19,600	L	Linear Technology Corp.	720,692	—	720,692
33,200	—	33,200	@, L	Marvell Technology Group Ltd.	576,352	—	576,352
20,600	—	20,600		Maxim Integrated Products	455,260	—	455,260
—	44,320	44,320	@	MEMC Electronic Materials, Inc.	—	3,043,011	3,043,011
13,600	—	13,600	L	Microchip Technology, Inc.	501,024	—	501,024
12,500	—	12,500	@, L	Netlogic Microsystems, Inc.	472,000	—	472,000
—	152,100	152,100	@	Nvidia Corp.	—	3,756,870	3,756,870
34,300	—	34,300	L	ON Semiconductor Corp.	339,227	—	339,227
1,200	—	1,200		Samsung Electronics Co., Ltd.	863,781	—	863,781
36,500	—	36,500		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	417,925	—	417,925
30,900	—	30,900	@	Teradyne, Inc.	424,566	—	424,566
14,400	—	14,400		Texas Instruments, Inc.	467,712	—	467,712
171,561	—	171,561		Vanguard International Semiconductor Corp.	122,290	—	122,290
9,200	—	9,200	@	Varian Semiconductor Equipment Associates, Inc.	349,876	—	349,876
—	165,800	165,800	@, @@	Verigy Ltd.	—	4,234,532	4,234,532
28,800	—	28,800	L	Xilinx, Inc.	783,360	—	783,360
					13,718,498	14,952,582	28,671,080
				Software: 9.5%
—	156,260	156,260	@	Activision, Inc.	—	5,273,775	5,273,775
18,700	—	18,700	@	Adobe Systems, Inc.	823,922	—	823,922
—	85,440	85,440		Blackbaud, Inc.	—	2,021,510	2,021,510
21,200	96,490	117,690	A, @, L	BMC Software, Inc.	850,120	3,869,249	4,719,369
16,500	—	16,500		CA, Inc.	437,910	—	437,910
28,900	—	28,900	@, L	Citrix Systems, Inc.	989,247	—	989,247
—	35,600	35,600		Dun & Bradstreet Corp.	—	3,261,672	3,261,672
9,700	—	9,700	@	Electronic Arts, Inc.	486,940	—	486,940
—	63,060	63,060	@, L	Fiserv, Inc.	—	3,301,822	3,301,822
—	84,830	84,830		IMS Health, Inc.	—	2,056,279	2,056,279
—	98,860	98,860	@, L	Intuit, Inc.	—	2,862,986	2,862,986
64,588	—	64,588		Microsoft Corp.	1,829,132	—	1,829,132
13,100	—	13,100	@, L	Open Text Corp.	470,421	—	470,421
70,592	—	70,592	@	Oracle Corp.	1,612,321	—	1,612,321
12,600	—	12,600	@, L	Progress Software Corp.	392,364	—	392,364
9,100	—	9,100	@, L	Salesforce.com, Inc.	658,021	—	658,021
13,900	—	13,900	L	SAP AG ADR	758,940	—	758,940
31,000	—	31,000	@, L	Sybase, Inc.	992,620	—	992,620

13,300	—	13,300	L	Red Hat, Inc.		323,988	—	323,988
4,600	—	4,600	@	UbiSoft Entertainment		445,946	—	445,946
						11,071,892	22,647,293	33,719,185
				Telecommunications: 5.8%
11,500	—	11,500	@	American Tower Corp.		525,780	—	525,780
19,100	—	19,100		AT&T, Inc.		762,090	—	762,090
32,200	—	32,200	@	Bharti Airtel Ltd.		662,868	—	662,868
28,400	—	28,400		China Mobile Ltd.		417,823	—	417,823
13,100	—	13,100	@, L	Ciena Corp.		400,336	—	400,336
63,000	—	63,000	@	Cisco Systems, Inc.		1,683,360	—	1,683,360
58,400	—	58,400		Corning, Inc.		1,596,656	—	1,596,656
265	—	265	L	Fairpoint Communications, Inc.		2,385	—	2,385
11,900	—	11,900		Harris Corp.		782,782	—	782,782
25,800	—	25,800	@, L	JDS Uniphase Corp.		319,146	—	319,146
35,800	106,720	142,520	A, @, L	Juniper Networks, Inc.		985,216	2,936,934	3,922,150
27,600	—	27,600		Motorola, Inc.		257,508	—	257,508
24,900	—	24,900		Nokia OYJ ADR		707,160	—	707,160
2,077	250	2,327	@, @@	Nortel Networks Corp.		17,114	2,060	19,174
40,200	—	40,200		Qualcomm, Inc.		1,951,308	—	1,951,308
—	140,970	140,970	@, L	SBA Communications Corp.		—	5,246,903	5,246,903
23,100	—	23,100	@, L	Syniverse Holdings, Inc.		498,036	—	498,036
14,300	—	14,300		Verizon Communications, Inc.		550,121	—	550,121
						12,119,689	8,185,897	20,305,586
				Toys/Games/Hobbies: 0.1%
900	—	900		Nintendo Co., Ltd.		495,718	—	495,718
						495,718	—	495,718

				Total Common Stock		81,458,123	258,374,760	339,832,883
				(Cost $)		68,208,539	237,647,971	305,856,510

EXCHANGE-TRADED FUNDS: 1.7%
				Exchange-Traded Funds: 1.7%
—	54,200	54,200		iShares Russell Midcap Growth Index Fund		—	6,189,640	6,189,640

				Total Exchange-Traded Funds		—	6,189,640	6,189,640
				(Cost $)		—	5,626,939	5,626,939

				Total Long-Term Investments		81,458,123	264,564,400	346,022,523
				(Cost $)		68,208,539	243,274,910	311,483,449

SHORT-TERM INVESTMENTS: 27.1%
				Mutual Fund: 2.4%
—	8,725,000	8,725,000	**	ING Institutional Prime Money Market Fund		—	8,725,000	8,725,000

				Total Mutual Fund		—	8,725,000	8,725,000
				(Cost $)		—	8,725,000	8,725,000

	Principal Amount						Value
				Repurchase Agreement: 0.4%
—	1,423,000	1,423,000		Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $1,423,261 to be received upon repurchase (Collateralized by $1,415,000 Federal Home Loan Mortgage Corporation, 5.700%, Market Value plus accrued interest $1,455,587, due 10/02/17)		—	1,423,000	1,423,000

				Total Repurchase Agreement		—	1,423,000	1,423,000
				(Cost $)		—	1,423,000	1,423,000

				Securities Lending Collateral(cc): 24.3%
18,737,000	67,882,000	86,619,000		Bank of New York Mellon Corp. Institutional Cash Reserves		18,737,000	67,882,000	86,619,000

				Total Securities Lending Collateral		18,737,000	67,882,000	86,619,000
				(Cost $)		18,737,000	67,882,000	86,619,000

				Total Short-Term Investments		18,737,000	78,030,000	96,767,000
				(Cost $)		18,737,000	78,030,000	96,767,000

				Total Investments in Securities 123.9%		100,195,123	342,594,400	442,789,523
				(Cost $) *		86,945,539	321,304,910	408,250,449
				Other Assets and Liabilities - Net	(23.9)	(14,889,740)	(70,508,158)	(85,397,898)
				Net Assets prior to proforma Adjustments	100.0%	85,305,383	272,086,242	357,391,625

				Proforma adjustments	—	—	—	(100,200)
				Net Assets after proforma Adjustments	100.0%	85,305,383	272,086,242	357,291,425

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
A

If the Reorganization is approved, except common stock of St. Jude Medical Inc., McAfee, Inc., Covidien Ltd., Juniper Networks, Inc.  and BMC Software Inc., all other portfolio securities held by ING Global Science and Technology Fund will be sold shortly prior to the Reorganization.

L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
**	Investment in affiliate

*	Cost for federal income tax purposes is	$87,510,705	$322,012,331	$409,523,036
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	15,038,181	25,122,888	40,161,069
	Gross Unrealized Depreciation	(2,353,763)	(4,540,819)	(6,894,582)
	Net Unrealized Appreciation	$12,684,418	$20,582,069	$33,266,487

At May 31, 2008 the following forward foreign currency contracts were outstanding for the ING Global Science and Technology Fund:

Currency		Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation / (Depreciation)
				USD
Switzerland Francs
CHF	10,000	BUY	07/23/08	9,536	9,599	$63
Euro
EUR	266,000	BUY	07/23/08	409,708	412,749	3,041
Euro
EUR	1,000	BUY	07/23/08	1,537	1,552	15
Euro
EUR	26,000	BUY	07/23/08	40,593	40,344	(249)
Japanese Yen
JPY	32,676,000	BUY	07/23/08	315,905	310,877	(5,028)
Japanese Yen
JPY	43,901,000	BUY	07/23/08	421,396	417,671	(3,725)
Norway Krone
NOK	738,000	BUY	07/23/08	146,929	143,854	(3,075)
						$(8,958)

Switzerland Francs
CHF	620,000	SELL	07/23/08	615,800	595,120	$20,680
Switzerland Francs
CHF	102,119	SELL	07/23/08	107,000	98,022	8,978
Euro
EUR	515,200	SELL	07/23/08	810,717	799,430	11,287
Euro
EUR	68,176	SELL	07/23/08	44,000	105,788	(61,788)
British Pound Sterling
GBP	268,000	SELL	07/23/08	522,881	528,677	(5,796)
British Pound Sterling
GBP	8,000	SELL	07/23/08	15,800	15,781	19
Hong Kong Dollars
HKD	1,807,000	SELL	07/23/08	232,505	231,872	633
Hong Kong Dollars
HKD	267,000	SELL	07/23/08	34,332	34,261	71
Japanese Yen
JPY	290,044,828	SELL	07/23/08	2,884,250	2,759,469	124,781
Japanese Yen
JPY	20,000,000	SELL	07/23/08	191,902	190,279	1,623
						$100,488

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The Boards of Directors/Trustees (“Boards”) of ING Global Science and Technology Fund (“Global Science and Technology”) and ING MidCap Opportunities Fund (“MidCap Opportunities”) (each a “Fund” and collectively, the “Funds”) approved an Agreement and Plan of Reorganization dated September 25, 2008 (the “Plan”) whereby, subject to approval by the shareholders of Global Science and Technology, MidCap Opportunities will acquire all of the assets of Global Science and Technology, subject to the liabilities of such fund, in exchange for MidCap Opportunities issuing shares of such Fund to shareholders of Global Science and Technology in a number equal in value to nets assets of Global Science and Technology (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with MidCap Opportunities remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2008.  The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the pro forma combined financial position of Global Science and Technology and MidCap Opportunities at May 31, 2008.  The unaudited pro forma statement of operations reflects the pro forma combined results of operations for the twelve months ended May 31, 2008.  These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the date indicated above for Global Science and Technology and MidCap Opportunities under U.S. generally accepted accounting principles for investment companies.  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of MidCap Opportunities for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, the uanudited statement of assets and liabilities and the unaudited statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Boards of the Funds.  Among elements of analysis, the Boards have authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 – Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common MidCap Opportunities issued in connection with the proposed acquisition of Global Science and Technology by MidCap Opportunities as of May 31, 2008.  The number of additional shares issued was calculated by dividing the net assets of each Class of Global Science and Technology by the respective class net asset value per share of MidCap Opportunities.

Note 4 – Unaudited Pro Forma Adjustments:

The accompanying unaudited pro forma financial statements reflect changes in Fund shares as if the Merger had taken place on May 31, 2008.  Global Science and Technology’s expenses were adjusted assuming MidCap Opportunities’s fee structure was in effect for the twelve months ended May 31, 2008, as adjusted for contractual changes made in conjunction with the merger.

If shareholders of Global Science and Technology approve the Merger, it is anticipated that all or a portion of Global Science and Technology’s investment portfolio will be repositioned prior to the closing of the Merger.  The financial effects of this portfolio transitioning are not measurable in advance.  As a result, they are not reflected in the pro forma adjustments.

Note 5 – Merger Costs:

ING Investments, LLC, or an affiliate and Global Science and Technology will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by Global Science and Technology are estimated at approximately $100,200. These costs represent one half of the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.  ING Investments LLC, Investment Adviser to the Funds, will bear the other half of the cost of the Merger.

Note 6 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 7 – Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

PORTFOLIO MANAGERS’ REPORT FOR ING MIDCAP OPPORTUNITIES FUND

Set forth below is an excerpt from MidCap Opportunities Fund’s annual report dated May 31, 2008.

* * * *

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2008

In our semi-annual report we described how investors, initially hopeful that central bankers could loosen the credit squeeze that had taken hold in the months before, were having second thoughts. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) had slumped in November. There followed four consecutive losing months as mutually reinforcing financial dislocation and economic weakness, plus soaring food and energy prices intensified the crisis and drove investors from risk assets. A strong bounce in April presaged a tentative gain in May that was fading fast by the end. In the second half of our fiscal year global equities fell 5.8% (fell 8.95% for the whole fiscal year).

In currencies for the six months through May, the dollar fell 4.7% against the euro (hawkish European Central Bank), 4.1% against the yen (carry trades unwound), but recovered 4.8% against the pound (UK economy on the precipice). Corresponding whole year losses versus the euro and the yen were 13.4% and 13.2%, respectively, and the gain against the pound was 0.1%.

The Federal Reserve Board’s first response to the credit crisis had been to reduce its discount rate (the lending rate to banks) by 125 basis points (1.25%) in August through October. It had also cut the federal funds rate by 75 basis points (0.75%). By year-end both rates were reduced by another 25 basis points (0.25%).

But using the discount window had a stigma attached to it and credit stayed tight, as a procession of financial institutions reported heavy write-downs of mortgage-backed assets.

The credit crisis had its roots in the real economy of course, where most statistics remained grim.

In housing, the source of much of the problem, sales of new and existing homes continued to plumb multi-year depths. In May, one index of house prices recorded its fifteenth straight fall at an accelerating rate, while foreclosures surged. The February through May payrolls reports all showed declines, the first time payrolls had fallen in over four years. Gross domestic product (“GDP”) growth was reported at a slim 0.9% annualized.

On the inflation front, by early March the price of a barrel of oil was regularly setting new records above $100. Prices of agricultural foodstuffs were also soaring, caused by ever increasing demand, inelastic supply, the effect of the price of oil on transportation and the cost of fertilizer, as well as the actions of some governments in subsidizing consumption and restricting exports.

Yet despite headline consumer price index (“CPI”) inflation at 4%, there was already no doubt about the intended direction of policy.

On a holiday Monday in January, after Moody’s Investors Services Inc. (“Moody’s”) put the Aaa ratings of mono-line insurers on review, major international stock markets sold off by about 6%. On Tuesday, the Federal Reserve Board (the “Fed”) acted, cutting the federal funds and discount rates by 75 basis points (0.75%). By the end of April the discount rate would be lower still, by 175 basis points (1.75%) and the federal funds rate by 150 basis points (1.50%). On the fiscal side, Congress passed a $168 billion plan to stimulate the economy.

Events took a remarkable turn in March when Bear Stearns was laid low in days by rumors of pending insolvency. The Fed brokered the sale of Bear Stearns to JP Morgan for just $10 per share, providing loan finance for the purpose. In addition, crucially, it agreed to extend liquidity to primary dealers and to accept mortgage backed securities as collateral.

Stock markets globally seemed to take heart from this watershed event and recovered an average of 6% in April. This continued into May with the Fed’s early announcement of the expansion of its various liquidity extension programs. But by mid-month the trajectory was turning back down, as the producer price index registered the biggest annual increase since

1991 and oil nudged $130 per barrel. Our fiscal year ended with the University of Michigan consumer confidence index languishing at 1980 levels.

For the six-month period through May 31, 2008, fixed income returns reflected the flight to safety. Treasury Bill yields dropped 122 basis points (1.22%) (fell 274 basis points or 2.74% for the whole fiscal year), while 10-year Note yields actually rose by 8 basis points (0.08%), as inflationary concerns persisted (fell 84 basis points or 0.84% for the whole fiscal year). The Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds returned 1.49% for the second six months and 6.89% for the fiscal year.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3)

including dividends, fell 4.5% in the second six months (fell 6.7% for the whole fiscal year). In addition to the conditions and events described above investors faced dividend cuts by some high-profile names in the financials sector and weighed by that sector, a third consecutive quarter of declining profits. The S&P 500® Index stood 10.5% below its all time high reached on October 9.

Internationally, the MSCI Japan® Index(4) fell 7.3% in the six months through May 31, 2008 (fell 18.4% for the whole fiscal year) as exports faced the threats of a slowing world economy and a sharply higher yen, while household spending stagnated. The MSCI Europe ex UK® Index(5) fell 10.4% in the six months through May 31, 2008 (fell 14.8% for the whole fiscal year) with banks taking vast write-downs on the value of asset backed securities. But there were only pockets of weakness in the housing market and with unemployment at a record low plus the highest headline inflation since 1992, the European Central Bank was in no mood to reduce interest rates. In the UK, the MSCI UK® Index(6) fell 4.1% in the six months through May 31, 2008 (fell 6.1% for the whole fiscal year). The Bank of England cut rates three times, but by just 0.25% each time because of accelerating inflation. Despite the worst housing downturn since 1992, the UK market did less badly than the rest of Europe due to its 30% weighting in surging materials and energy.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

 (2) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

 (3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

 (4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

 (5) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

* * * *

ING MIDCAP OPPORTUNITIES FUND: PORTFOLIO MANAGER’S REPORT

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Richard Welsh and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.41% compared to the Russell Midcap® Growth Index(4) and the Russell Midcap® Index(5), which returned (0.79)% and (5.65)%, respectively, for the same period.

Portfolio Specifics: Housing, the largest part of the consumer’s asset base, weakened considerably as mortgage delinquencies and foreclosures rose significantly. There was a plethora of evidence that consumer spending has waned, such as softer than expected retail sales, a spike in credit card delinquencies and tighter credit standards. The bursting of the housing and credit bubbles was exacerbated by an 83% increase in crude oil prices to $127 a barrel.

The weaker personal spending backdrop and the credit debacle resulted in the consumer discretionary and financials sectors recording significant declines. The consumer discretionary sector was led lower by the household durables and multiline retail industries. Consumer finance was the weakest part of the financials sector. The telecommunication services sector also was down, especially diversified telecom stocks.

Due to a favorable supply/demand balance, weak dollar and inflation fears, the energy and materials sectors were up significantly. The metals and mining and chemicals industries exhibited strength in the materials sector. The industrials sector gained, led by the construction and engineering and industrial conglomerates.

The Fund benefited from stock selection for the period, particularly in the health care, industrials, consumer discretionary and information technology sectors. Stock selection accounted for about three-quarters of the Fund’s performance over the index.

Integrated oil company Hess Corp. was the best-performing stock for the period. Hess was one of the few exploration and production companies that actually grew their oil reserves. Late in 2007, there was news of a substantial oil reservoir find offshore Brazil, adjacent to one of Hess’s properties — leading some to speculate enormous reserve potential. The Mosaic Co. benefited from strong demand and pricing power for agricultural nutrients. Earnings expectations were revised significantly higher. Shares of Respironics, Inc., a manufacturer of respiratory products, appreciated almost 30% due to a takeover by Koninklijke Philips Electronics NV.

Significant detractors from results included Peabody Energy Corp., which underperformed as mild summer weather hurt coal demand. Earnings estimates were revised downward for Broadcom Corp. due to higher than expected spending on new programs. Shares of Phillips-Van Heusen were also weak due to concern that the outlook could be hurt by a generally lackluster retail environment.

Current Strategy and Outlook: We expect the equity market to continue to feel the impact of housing and financial dislocations, pressuring corporate profits and slowing real growth rates. We anticipate increased volatility during the near term as we attempt to quantify the damage associated with credit dislocations, real estate losses and declining confidence.

From an investment perspective, volatile equity markets historically present opportunities. Volatility and uncertainty can result in opportunistic stock purchases. We continuously seek companies that exhibit strong relative business momentum and market recognition at appropriate valuation levels.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Invesco Ltd.	2.3%
iShares Russell Midcap Growth Index Fund	2.3%
McAfee, Inc.	2.2%
Covidien Ltd.	2.1%
Mastercard, Inc.	2.1%
GameStop Corp.	2.0%
Activision, Inc.	1.9%
SBA Communications Corp.	1.9%
Roper Industries, Inc.	1.9%
ITT Corp.	1.7%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

ING MIDCAP OPPORTUNITIES FUND

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2008

			Since Inception		Since Inception
			of Classes A, B, C and I		of Class Q
	1 Year	5 Year	August 20, 1998		April 4, 2000

Including Sales Charge:
Class A(1)	1.24%	12.45%	9.81%		—
Class B(2)	2.07%	12.69%	9.73%		—
Class C(3)	5.70%	12.94%	9.69%		—
Class I	7.94%	14.22%	10.92%		—
Class Q	7.65%	14.01%	—		(0.43)%
Excluding Sales Charge:
Class A	7.41%	13.79%	10.48%		—
Class B	6.64%	12.94%	9.73%		—
Class C	6.62%	12.94%	9.69%		—
Class I	7.94%	14.22%	10.92%		—
Class Q	7.65%	14.01%	—		(0.43)%
Russell Midcap® Growth Index(4)	(0.79)%	14.36%	9.45	%(6)	(0.41	)%(7)
Russell Midcap® Index(5)	(5.65)%	15.20%	11.78	%(6)	7.49	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)

The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)	Since inception performance for indices is shown from September 1, 1998.

(7)	Since inception performance for indices is shown from April 1, 2000.

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Section 4.3 of Registrant’s Declaration of Trust provides the following:

(a)                                  Subject to the exceptions and limitations contained in paragraph (b) below:

(i)                                     every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or Officer and against amounts paid or incurred by him in the settlement thereof; and

(ii)                                  the word “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Trustee or Officer:

(i)                                     against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)                                  with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of his Trust; or

(iii)                               in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)                              by the court or other body approving the settlement or other disposition; or

(B)                                based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(d)                                 Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)                                     such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii)                                  a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Section 8 of Registrant’s Administration Agreement provides for the indemnification of Registrant’s Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS

(1)                                  (a)                                  Amended and Restated Declaration of Trust for ING Equity Trust dated February 25, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on September 30, 2003 and incorporated herein by reference.

(b)                                 Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated April 21, 2003 (ING Principal Protection Fund VIII) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(c)                                  Certificate of Amendment of Declaration of Trust and Redesignation of Series, dated June 2, 2003 (Name change for ING Research Enhanced Index Fund) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement filed on Form N-1A on January 9, 2004 and incorporated herein by reference.

(d)                                 Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated November 1, 2003 (ING Principal Protection Fund IX) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement filed on Form N-1A on January 9, 2004 and incorporated herein by reference.

(e)                                  Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated January 20, 2004 (ING Principal Protection Fund X) – Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement filed on Form N-1A on April 5, 2004 and incorporated herein by reference.

(f)                                    Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective November 11, 2003 (ING LargeCap Value Fund) – Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2004 and incorporated herein by reference.

(g)                                 Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective November 11, 2003 (ING Principal Protection Fund VIII and ING Disciplined LargeCap Fund) – Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on April 5, 2004 and incorporated herein by reference.

(h)                                 Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective February 25, 2004 (ING Principal Protection Fund XI) – Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on May 7, 2004 and incorporated herein by reference.

(i)                                     Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective June 15, 2004 (ING Financial Services Fund) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on June 14, 2004 and incorporated herein by reference.

(j)                                     Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective August 25, 2003 (ING Principal Protection Fund VII – abolition of Class Q shares) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(k)                                  Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective September 2, 2003 (ING Principal Protection Fund V – abolition of Class Q shares) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(l)                                     Abolition of Series of Shares of Beneficial Interest dated October 16, 2003 (abolishment of ING Large Company Value Fund) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(m)                               Abolition of Series of Shares of Beneficial Interest dated April 17, 2004 (abolishment of ING Growth Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(n)                                 Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated September 2, 2004 (ING Principal Protection Fund XII) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(o)                                 Plan of Liquidation and Dissolution of Series (ING Tax Efficient Equity Fund) dated September 3, 2004 – Filed as an exhibit to Post Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on November 12, 2004 and incorporated herein by reference.

(p)                                 Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective January 31, 2005 (ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

(q)                                 Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated January 17, 2005 (ING Principal Protection Fund XIII) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

(r)                                    Certificate of Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, dated February 1, 2005 (ING Principal Protection Fund XIV) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

(s)                                  Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective April 29, 2005 (Class I shares of ING MidCap Value Choice and ING SmallCap Value Choice Funds) – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2005 and incorporated herein by reference.

(t)                                    Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective December 12, 2005 (ING Fundamental Research Fund and ING Opportunistic LargeCap

Fund) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005 and incorporated herein by reference.

(u)                                 Abolition of Series of Shares of Beneficial Interest (ING Equity and Bond Fund), dated March 30, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(v)                                 Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective June 6, 2006 (abolition of Class Q shares of ING Principal Protection Fund II, III and IV) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(w)                               Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective October 12, 2006 (redesignation of ING Principal Protection Fund into ING Index Plus LargeCap Equity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed on October 10, 2006 and incorporated herein by reference.

(x)                                   Abolition of Series of Shares of Beneficial Interest, dated October 24, 2006 (ING Convertible Fund) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(y)                                 Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective December 15, 2006 (redesignation of ING MidCap Value Choice Fund into ING Value Choice Fund) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(z)                                   Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective February 1, 2007 (ING Principal Protection Fund II into ING Index Plus LargeCap Equity Fund II) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(aa)                            Abolition of Series of Shares of Beneficial Interest, dated March 12, 2007 (ING Disciplined LargeCap Fund) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(bb)                          Abolition of Series of Shares of Beneficial Interest, dated May 30, 2007 (ING MidCap Value Fund and ING SmallCap Value Fund) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(cc)                            Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective June 6, 2007 (ING Principal Protection Fund III into ING Index Plus LargeCap Equity Fund III) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(dd)                          Abolition of Series of Shares of Beneficial Interest, dated October 19, 2004 (ING Tax Efficient Equity Fund) – Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(ee)                            Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective October 9, 2007 (ING Principal Protection Fund IV into ING Index Plus LargeCap Equity Fund IV) – Filed as an exhibit to Post-Effective Amendment No. 83 on October 4, 2007 and incorporated herein by reference.

(ff)                                Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective November 19, 2007 (ING Equity Dividend Fund) – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2007 and incorporated herein by reference.

(gg)                          Amended Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share (Class W Shares), effective November 19, 2007 – Filed as an Exhibit to Post-Effective

Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007 and incorporated herein by reference.

(hh)                          Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective January 23, 2008 (ING Principal Protection Fund V into ING Index Plus LargeCap Equity Fund V) – Filed as an Exhibit to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed on January 22, 2008 and incorporated herein by reference.

(ii)                                  Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective April 23, 2008 (ING Principal Protection Fund VI into ING Index Plus LargeCap Equity Fund VI) – Filed as an Exhibit to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement to Form N-1A filed on April 23, 2008 and incorporated herein by reference.

(jj)                                  Amendment Establishment and Designation of Series and Classes of Beneficial Interest , Par Value $0.01 Per Share (Class O Shares for ING MidCap Opportunities Fund and ING Value Choice), effective May 30, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(kk)                            Certificate of Amendment of Declaration of Trust and Redesignation of Series, effective June 27, 2008 (ING Principal Protection Fund VII into ING Index Plus LargeCap Equity Fund VII) – Filed as an Exhibit to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement to Form N-1A filed on June 23, 2008 and incorporated herein by reference.

(2)                                  (a)                                  By-Laws dated June 12, 1998 – Filed as an Exhibit to the Registrant’s initial Form N-1A Registration Statement on June 15, 1998 and incorporated herein by reference.

(b)                                 Amendment to the By-Laws of the Pilgrim Equity Trust, dated July 26, 2000 – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(3)                                  Not applicable.

(4)                                  Agreement and Plan of Reorganization between ING Global Science and Technology Fund, a series of ING Series Fund, Inc., and ING MidCap Opportunities Fund, a series of ING Equity Trust – Attached as Appendix A to the Proxy Statement/Prospectus.

(5)                                  Not applicable.

(6)                                  (a)                                  Second Amended and Restated Investment Management Agreement, dated September 23, 2002, as amended and restated on February 1, 2005, between ING Investments, LLC and ING Equity Trust – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A filed on January 25, 2005 and incorporated herein by reference.

(i)                                     Amendment to Second Amended and Restated Investment Management Agreement, effective as of December 15, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(ii)                                 Amended Schedule A, dated December 4, 2007 to the Second Amended and Restated Investment Management Agreement, between ING Investments, LLC and ING Equity Trust – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(b)                                 Investment Management Agreement dated May 9, 2001, between Pilgrim Equity Trust and ING Pilgrim Investments (ING Principal Protection Funds) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Investment Management Agreement between ING Equity Trust and ING Investments, LLC (ING Principal Protection Funds) effective as of September 2, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005 and incorporated herein by reference.

(ii)                                  Second Amendment to Investment Management Agreement between ING Equity Trust and ING Investments, LLC (ING Principal Protection Funds) effective as of December 15, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(iii)                               Amended and Restated Schedule A, dated August 1, 2007 with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC (ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III and ING Principal Protection Fund IV – ING Principal Protection Fund XII) – Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(c)                                  Investment Management Agreement, dated September 23, 2002, between ING Investments, LLC and ING Equity Trust (LargeCap Growth Fund) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Investment Management Agreement between ING Investments, LLC and ING Equity Trust (LargeCap Growth Fund) effective as of September 2, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2005 and incorporated herein by reference.

(ii)                                 Second Amendment to Investment Management Agreement between ING Investments, LLC and ING Equity Trust (LargeCap Growth, Convertible and Equity and Bond Funds) effective December 15, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement filed on Form N-1A on July 26, 2007 and incorporated herein by reference.

(iii)                              Schedule A, dated October 2007, with respect to the Investment Management Agreement between ING Investments, LLC and ING Equity Trust – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(d)                                 Investment Management Agreement, dated September 23, 2002, between ING Investments, LLC and ING Equity Trust (Financial Services Fund) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Investment Management Agreement between ING Investments, LLC and ING Equity Trust (ING Financial Services Fund) effective September 2, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2005 and incorporated herein by reference.

(ii)                                 Schedule A with respect to the Investment Management Agreement between ING Equity Trust and ING Investments, LLC (ING Financial Services Fund) dated August 2004 – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2005 and incorporated herein by reference.

(iii)                              Second Amendment to Investment Management Agreement, effective December 15, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(e)                                  Sub-Adviser Agreement, dated May 9, 2001, between ING Pilgrim Investments, LLC and Aeltus Investment Management, Inc. (ING Principal Protection Funds) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                    First Amendment to the Sub-Adviser Agreement, effective as of July 1, 2003, between ING Investments, LLC and Aeltus Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(ii)                                 Second Amendment to Sub-Adviser Agreement, effective as of September 1, 2003, between ING Investments, LLC and Aeltus Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(iii)                              Third Amendment to Sub-Adviser Agreement effective as of December 15, 2006 between ING Investments, LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(iv)                             Fourth Amendment to Sub-Adviser Agreement effective as of September 15, 2007 between ING Investments LLC and Aeltus Investment Management Inc. – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(v)                                Amended and Restated Schedule A, dated August 1, 2007 with respect to the Sub-Adviser Agreement between ING Investments, LLC and ING Investment Management Co. regarding (ING Index Plus LargeCap Equity Funds and, ING Principal Protection Funds)–Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(f)                                    Sub-Advisory Agreement, dated January 30, 2002, between ING Pilgrim Investments, LLC and Brandes Investment Partners, L.P. (ING LargeCap Value, ING MidCap Value and ING SmallCap Value Funds) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Sub-Advisory Agreement, effective as of July 1, 2003, between ING Investments, LLC and Brandes Investment Partners, L.P. - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(ii)                                  Second Amendment to Sub-Advisory Agreement, effective as of September 1, 2003, between ING Investments, LLC and Brandes Investment Partners, L.P. - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(iii)                               Amended Schedule A to the Sub-Advisory Agreement between ING Investments, LLC and Brandes Investment Partners, LLC dated September 2007 (formerly known as Brandes Investment Partners, L.P.) – Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(iv)                              Amended Schedule B to the Sub-Advisory Agreement between ING Investments, LLC and Brandes Investment Partners, LLC (formerly known as Brandes Investment Partners, L.P.) dated September 2007 – Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(v)                                 Third Amendment to Sub-Advisory Agreement effective as of December 15, 2006 between ING Investments, LLC and Brandes Investment Partners, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(vi)                              Termination Letter dated June 17, 2008, with respect to ING LargeCap Value Fund – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(g)                                 Sub-Advisory Agreement, dated September 23, 2002, between ING Investments, LLC and Aeltus Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                    First Amendment to Sub-Adviser Agreement, effective as of July 1, 2003, between ING Investment, LLC and Aeltus Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(ii)                                 Second Amendment to Sub-Advisory Agreement, effective as of September 1, 2003, between ING Investment, LLC and Aeltus Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(iii)                              Third Amendment to the Sub-Advisory Agreement, effective as of December 15, 2006, between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement filed on Form N-1A on July 26, 2007 and incorporated herein by reference.

(iv)                              Fourth Amendment to the Sub-Advisory Agreement, effective as of September 15, 2007, between ING Investment, LLC and Aeltus Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(v)                                 Amended Schedule A, dated January 1, 2008, with respect to the Sub-Advisory Agreement, dated September 23, 2002 between ING Investments, LLC and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(h)                                 Sub-Advisory Agreement, dated September 23, 2002, between ING Investments, LLC and Clarion CRA Securities, L.P. (ING Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Sub-Advisory Agreement, effective July 1, 2003, between ING Investments, LLC and Clarion CRA Securities, LP – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(ii)                                 Second Amendment to Sub-Advisory Agreement, effective September 1, 2003, between ING Investments, LLC and Clarion CRA Securities, LP – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(iii)                              Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities L.P. – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(iv)                             Third Amendment to the Sub-Advisory Agreement, effective as of December 15, 2006, between ING Investments, LLC and ING Clarion Real Estate Securities L.P. (formerly, Clarion CRA Securities, L.P.) – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(i)                                     Sub-Advisory Agreement, dated June 2, 2003, between ING Investments, LLC and Wellington Management Company, LLP – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Sub-Advisory Agreement, effective as of September 1, 2003, between ING Investments, LLC and Wellington Management Company, LLP – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(ii)                                  Second Amendment to Sub-Advisory Agreement, effective as of June 6, 2008, between ING Investments, LLC and Wellington Management Company, LLP – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(iii)                              Form Of Third Amendment to Sub-Advisory Agreement, effective as of August 1, 2008, between ING Investments, LLC and Wellington Management Company, LLP – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(iv)                             Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company, LLP – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(j)                                     Sub-Advisory Agreement to the Sub-Advisory Agreement, dated November 16, 2007 between ING Investments, LLC and Tradewinds NWQ Global Investors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(i)                                     Schedule A, effective September 12, 2008, with respect to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(k)                                  Sub-Advisory Agreement between ING Investments, LLC and NWQ Investments Management Company LLC, dated November 16, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(l)                                     Sub-Advisory Agreement dated March 29, 2007 between ING Investments, LLC and Kayne Anderson Investment Management, LLC (ING SmallCap Value Choice Fund - third sleeve) - Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(i)                                     Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and Kayne Anderson Rudnick Investment Management, LLC - Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(m)                               Amended and Restated Expense Limitation Agreement, amended and restated on February 1, 2005, between ING Investments, LLC, ING Equity Trust and Clarion CRA Securities, L.P. (ING Real Estate Fund) - Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2005 and incorporated herein by reference.

(i)                                     Amended Schedule A effective December 17, 2007 to the Amended and Restated Expense Limitation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2007 and incorporated herein by reference.

(n)                                 Amended and Restated Expense Limitation Agreement dated February 1, 2005, between ING Equity Trust, and ING Investments, LLC. (ING Principal Protection Funds) - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005 and incorporated herein by reference.

(i)                                     Schedule A with respect to the Amended and Restated Expense Limitation Agreement dated February 1, 2005, between ING Investments, LLC and ING Equity Trust (ING Principal Protection Funds III -XIV) - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2005 and incorporated herein by reference.

(ii)                                  Voluntary Fee Waiver dated May 1, 2004, with respect to ING Principal Protection Fund VII - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2005 and incorporated herein by reference.

(iii)                               Termination letter dated September 21, 2006, with respect to ING Principal Protection Fund - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed on October 10, 2006 and incorporated herein by reference.

(o)                                 Amended and Restated Expense Limitation Agreement between ING Equity Trust, and ING Investments, LLC effective September 23, 2002, as restated August 1, 2003 and amended and restated February 1, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2005 and incorporated herein by reference.

(i)                                     Amended Schedule A, effective May 30, 2008, to the Amended and Restated Expense Limitation Agreement, – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(ii)                                  Fee Waiver Letter, dated January 1, 2007 for ING MidCap Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(iii)                               Fee Waiver Letter, dated January 1, 2007, for ING Disciplined LargeCap Fund and ING SmallCap Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(iv)                              Fee Waiver Letter, dated December 17, 2007, for ING SmallCap Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007 and incorporated herein by reference.

(v)                                 Fee Waiver Letter, dated January 1, 2008 for ING MidCap Opportunities Fund – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(vi)                              Fee Waiver Letter, dated May 30, 2008 for ING MidCap Opportunities Fund (Class O Shares) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(p)                                 Form Of Expense Limitation Agreement between ING Investments, LLC, ING Funds Distributor, LLC and ING Equity Trust – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(7)                                  (a)                                  Amended and Restated Underwriting Agreement between ING Funds Distributor, LLC and ING Equity Trust effective September 23, 2002 as amended on May 30, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(b)                                 Underwriting Agreement dated September 23, 2002 between ING Funds Distributor, Inc. and ING Equity Trust ING Financial Services Fund, ING Large Company Value Fund and ING LargeCap Growth Fund -

Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Substitution Agreement with respect to the Underwriting Agreement between ING Funds Distributor, LLC and ING Equity Trust dated October 8, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(ii)                                  Schedule A, effective October 2007, with respect to the Underwriting Agreement between ING Funds Distributor, LLC and ING Equity Trust dated September 23, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(8)                                  Not applicable.

(9)                                  (a)                                  Custodian Service and Monitoring Agreement, dated April 30, 2003, between ING Equity Trust, MBIA Insurance Corporation and Bank of New York (ING Principal Protection Funds) - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule A with respect to the Custodian Service and Monitoring Agreement between ING Equity Trust, MBIA and Bank of New York Company (ING Principal Protection Fund through ING Principal Protection Funds XIV), executed October 27, 2004 - Filed as an Exhibit to Post Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A filed on December 1, 2004 and incorporated herein by reference.

(ii)                                  Amendment to the Custodian Service and Monitoring Agreement, executed as of September 30, 2003, between ING Equity Trust, MBIA and Bank of New York Company - Filed as an Exhibit to Post Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(iii)                              Amended Schedule B to the Custodian Service and Monitoring Agreement between ING Equity Trust, MBIA and Bank of New York Company - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(b)                                 Custody Agreement dated January 6, 2003 between ING Equity Trust and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed on January 27, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A, dated September 15, 2008, with respect to the Custody Agreement between ING Equity Trust and the Bank of New York Mellon (formerly Bank of New York) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(c)                                  Foreign Custody Manager Agreement dated January 6, 2003 between ING Equity Trust and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A, dated September 15, 2008 with respect to the Foreign Custody Manager Agreement between ING Equity Trust and The Bank of New York Mellon (formerly Bank of New York) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(ii)                                  Amended Schedule 2, effective June 4, 2008, to the Foreign Custody Manager Agreement with The Bank of New York – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(d)                                 Securities Lending Agreement and Guaranty dated August 7, 2003 between each Investment Company listed in Exhibit A and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A filed on September 30, 2003 and incorporated herein by reference.

(i)                                     Form of Amended Exhibit A, dated October 22, 2008, with respect to Securities Lending Agreement and Guaranty – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(e)                                  The Bank of New York Cash Reserve Agreement dated March 31, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A, dated September 15, 2008, with respect to The Bank of New York Cash Reserve Agreement– Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(10)                            (a)                                  Fourth Amended and Restated Distribution and Service Plan (Classes A, B, C, Q and T Shares) dated August 20, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule A with respect to the Fourth Amended and Restated Distribution and Service Plan for ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(ii)                                  Amended Schedule B with respect to the Fourth Amended and Restated Distribution and Service Plan for ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(iii)                               Fee Waiver Letter, dated January 1, 2007, for ING Disciplined LargeCap Fund, ING MidCap Opportunities Fund, and ING SmallCap Opportunities Fund - Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(iv)                              Fee Waiver Letter, dated January 1, 2008, for ING MidCap Opportunities Fund and ING SmallCap Opportunities Fund - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(b)                                 Service and Distribution Plan dated August 20, 2002 with regard to Class A shares of ING LargeCap Growth Fund - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(i)                                     Fee Waiver Letter, dated January 1, 2006, for ING Convertible Fund and ING Equity and Income Fund - Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(c)                                  Service and Distribution Plan dated August 20, 2002 with regard to Class B shares of ING Financial Services Fund - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(d)                                 Service and Distribution Plan dated August 20, 2002 with regard to Class B shares of ING LargeCap Growth Fund - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(e)                                  Service and Distribution Plan dated August 20, 2002 with regard to Class C shares of ING LargeCap Growth Fund - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(f)                                    Service and Distribution Plan dated August 20, 2002 with regard to Class C shares of ING Financial Services Fund - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(g)                                 Shareholder Service Plan dated August 20, 2002 with regard to Class Q shares of ING LargeCap Growth Fund - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(h)                                 Shareholder Service Plan dated August 20, 2002 with regard to Class Q shares of ING Financial Services Fund - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

(i)                                     Shareholder Service Plan dated June 3, 2004 with regard to Class O shares - Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A on June 14, 2004 and incorporated herein by reference.

(i)                                     Schedule A, dated May 2008, to the Shareholder Service Plan with regard to Class O shares – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(j)                                     Service and Distribution Plan dated August 20, 2002 with regard to ING Financial Services Fund Class A shares - Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(i)                                     Form of Waiver of Fee Payable, dated October 1, 2008, under the Service and Distribution Plan for Class A Shares of ING Financial Services Fund – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(k)                                  Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated September 12, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference..

(i)                                     Schedule A to the Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated May 30, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(ii)                                  Schedule B to the Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated May 30, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(11)                            Opinion and consent of Counsel–Filed herein.

(12)                            Not applicable.

(13)                            (a)                                  Agency Agreement dated November 30, 2000 between ING Pilgrim Investments, LLC and DST Systems, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Amended and Restated Exhibit A, dated September 15, 2008, with respect to the Agency Agreement between The Funds and DST Systems, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(b)                                 Fund Accounting Agreement dated January 6, 2003 between ING Equity Trust and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A, dated September 15, 2008, with respect to the Fund Accounting Agreement between ING Equity Trust and The Bank of New York Mellon (formerly Bank of New York) –– Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement to Form N-1A filed on September 30, 2008 and incorporated herein by reference.

(c)                                  Financial Guaranty Agreement dated July 3, 2001 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     First Amendment to Financial Guaranty Agreement dated January 14, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(ii)                                  Second Amendment to Financial Guaranty Agreement dated March 28, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(iii)                               Third Amendment to Financial Guaranty Agreement dated August 20, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(iv)                              Fourth Amendment to Financial Guaranty Agreement dated October 30, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(v)                                 Fifth Amendment to Financial Guaranty Agreement dated November 12, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(vi)                              Sixth Amendment to Financial Guaranty Agreement dated February 10, 2003 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(vii)                           Seventh Amendment to Financial Guaranty Agreement dated March 24, 2003 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s

Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(viii)                       Eighth Amendment to Financial Guaranty Agreement dated September 26, 2003 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(ix)                               Ninth Amendment to Financial Guaranty Agreement dated January 31, 2004 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on May 7, 2004 and incorporated herein by reference.

(x)                                  Tenth Amendment to Financial Guaranty Agreement dated June 10, 2004 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement filed on Form N-1A filed on September 27, 2004 and incorporated herein by reference.

(xi)                               ING Principal Protection Fund X Waiver of Financial Guaranty Agreement Terms dated January 11, 2005 between MBIA Insurance Corporation, ING Investment Management Co., and ING Investments, LLC - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2005 and incorporated herein by reference.

(xii)                            Eleventh Amendment to Financial Guaranty Agreement, dated January 31, 2005, between MBIA Insurance Corporation, ING Investments, LLC, ING Equity Trust and ING Investment Management, Co - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A filed on September 29, 2005 and incorporated herein by reference.

(xiii)                         Twelfth Amendment for Financial Guaranty Agreement dated as of July 25, 2007 - Filed as an exhibit to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007 and incorporated herein by reference.

(d)                                 Administration Agreement dated September 23, 2002 between ING Equity Trust and ING Funds Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                    Amendment to the Administration Agreement, effective as of November 10, 2004, between ING Funds Services, LLC and ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(ii)                                 Amended Schedule A, dated December 4, 2007, with respect to the Administration Agreement between ING Equity Trust and ING Funds Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement to Form N-1A filed on June 4, 2008 and incorporated herein by reference.

(e)                                  Restated Administrative Services Agreement effective February 25, 2004 between ING Equity Trust and ING Funds Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on July 26, 2007 and incorporated herein by reference.

(i)                                     Amended Schedule A, dated October 2007 with respect to the Restated Administrative Services Agreement between ING Equity Trust and ING Funds Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on N-1A filed on December 14, 2007.

(f)                                    Shareholder Service Agreement made on September 23, 2002 between ING Equity Trust and ING Funds Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on January 9, 2004 and incorporated herein by reference.

(i)                                     Amended Fee Schedule, adjusted August 1, 2006, with respect to the Shareholder Service Agreement between ING Equity Trust and ING Funds Services, LLC - Filed as an Exhibit to Post-

Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on September 22, 2006 and incorporated herein by reference.

(g)                                 Shareholder Services Agreement made on September 1, 2004 between ING Fund Distributor LLC and ING Direct Securities, Inc. (Class O Shares) - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on December 23, 2005 and incorporated herein by reference.

(h)                                 Shareholder Services Agreement made on June 4, 2008 between ING Funds Distributor LLC and ShareBuilder Securities Corporation (Class O Shares) – Filed as an Exhibit to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed on July 25, 2008.

(14)                            Consent of independent auditor — Filed herein.

(15)                            Not applicable.

(16)                            Powers of attorney — Filed herein.

(17)                            Not applicable.

ITEM 17. UNDERTAKINGS

(1)                                  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                  The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 23rd day of October, 2008.

ING EQUITY TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Interested Trustee and President and
	Chief Executive Officer	October 23, 2008
Shaun P. Mathews*

	Senior Vice President	October 23, 2008
Chief/Principal Financial
Officer and Assistant Secretary
Todd Modic*

	Trustee	October 23, 2008
John V. Boyer*

	Trustee	October 23, 2008
Patricia W. Chadwick*

	Trustee	October 23, 2008
J. Michael Earley*

	Trustee	October 23, 2008
Colleen D. Baldwin*

	Trustee	October 23, 2008
Patrick W. Kenny*

	Interested Trustee	October 23, 2008
Robert W. Crispin*

	Trustee	October 23, 2008
Sheryl K. Pressler*

	Trustee	October 23, 2008
Peter S. Drotch*

	Trustee	October 23, 2008
Roger B. Vincent*

* By:	/s/ Huey P. Falgout, Jr.

Huey P. Falgout, Jr.
Attorney-in-Fact**

**                                  Powers of Attorney for Todd Modic and each Trustee - Filed herein.

Exhibit Index

Exhibit Number	Name of Exhibits
(11)	Opinion and Consent of Counsel

(14)	Consent of Independent Auditor

(16)	Powers of Attorney